                                                                  EXHIBIT 10-AF




                              THE RECORDATION OF THIS INSTRUMENT IS
                              PURSUANT TO A PLAN CONFIRMED UNDER SECTION
                              1129 OF 11 U.S.C. SECTION 101 ET. SEQ., AND
                              PURSUANT TO 11 U.S.C. SECTION 1146 (c), MAY NOT BE TAXED UNDER ANY LAW IMPOSING A STAMP OR
                              SIMILAR TAX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              AMENDED AND RESTATED

                             INDENTURE OF MORTGAGE

                                      And

                                 DEED OF TRUST


                                       By


                     COLUMBIA GAS TRANSMISSION CORPORATION


                                       To


                      WILMINGTON TRUST COMPANY, as Trustee


                                     Dated


                            As Of November 28, 1995


                            -----------------------
                              First Mortgage Bonds
                            -----------------------


                 This Indenture Is a Mortgage of Both Real and
                Personal Property, Including Chattels, and also
             Constitutes, Among Other Things, a Security Agreement
               Creating a Security Interest in Personal Property.
                This Indenture Contains After-Acquired Property
                                  Provisions.

                          A CREDIT LINE DEED OF TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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
ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION  . . . . . . . . . . . . . . . . . . . . . 7

SECTION 1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

         Accountant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Accounting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Bondholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         CGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Company Consent, Company Order and Company Request . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Excepted Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Permitted Encumbrances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
         Pledged Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Property Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Restated Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         SEC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Series A Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Series A Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Series G Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Series G Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
         Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
         Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
         Trust Moneys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
         Vice President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

SECTION 1.02.  Notices. etc.. to Trustee and Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
SECTION 1.03.  Notices to Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 1.04.  Effect of Headings and Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 1.05.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 1.06.  Separability Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 1.07.  Benefits of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

SECTION 1.08.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
SECTION 1.09.  One Instrument . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

ARTICLE TWO  BOND FORMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

SECTION 2.01.  Forms Generally.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

ARTICLE THREE THE BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

SECTION 3.01.  General Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
SECTION 3.02.  General Limitations; Issuable in Series  . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
SECTION 3.03.  Terms of Particular Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
SECTION 3.04.  Execution. Authentication. Delivery and Dating . . . . . . . . . . . . . . . . . . . . . . . . .16
SECTION 3.05.  Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE FOUR  TERMS AND ISSUE OF SERIES A BONDS AND SERIES G BONDS  . . . . . . . . . . . . . . . . . . . . . .17

SECTION 4.01.  Specific Title, Terms and Forms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
SECTION 4.02.  Prepayment and Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
SECTION 4.03.  Increase and Decrease of Principal Amount of Series A Bonds. . . . . . . . . . . . . . . . . . .17
SECTION 4.04.  Default Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

ARTICLE FIVE  AUTHENTICATION AND DELIVERY OF ADDITIONAL BONDS . . . . . . . . . . . . . . . . . . . . . . . . .18

SECTION 5.01.  General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

ARTICLE SIX  POSSESSION. USE AND RELEASE OF THE TRUST ESTATE  . . . . . . . . . . . . . . . . . . . . . . . . .20

SECTION 6.01.  Possession by Company; Dispositions Without Release  . . . . . . . . . . . . . . . . . . . . . .20
SECTION 6.02.  Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
SECTION 6.03.  Eminent Domain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
SECTION 6.04.  Powers Exercisable Notwithstanding Event of Default  . . . . . . . . . . . . . . . . . . . . . .23
SECTION 6.05.  Powers Exercisable by Trustee or Receiver  . . . . . . . . . . . . . . . . . . . . . . . . . . .23
SECTION 6.06.  Purchaser Protected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
SECTION 6.07.  Disposition of Obligations Received  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

ARTICLE SEVEN  APPLICATION OF TRUST MONEYS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

SECTION 7.01.  "Trust Moneys" Defined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
SECTION 7.02.  Withdrawal of Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
SECTION 7.03.  Powers Exercisable Notwithstanding Event of Default  . . . . . . . . . . . . . . . . . . . . . .25
SECTION 7.04.  Powers Exercisable by Trustee or Receiver  . . . . . . . . . . . . . . . . . . . . . . . . . . .26

ARTICLE EIGHT  DISCHARGE OF RESTATED INDENTURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26

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
SECTION 8.01.  Payment of Indebtedness; Satisfaction and Discharge of Restated Indenture.   . . . . . . . . . .26

ARTICLE NINE  REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

SECTION 9.01.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
SECTION 9.02.  Acceleration of Maturity; Rescission and Annulment . . . . . . . . . . . . . . . . . . . . . . .28
SECTION 9.03.  Entry  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
SECTION 9.04.  Power of Sale; Suits for Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
SECTION 9.05.  Incidents of Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
SECTION 9.06.  Covenant To Pay Trustee Amounts Due on Bonds and Right of Trustee to
     Judgment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
SECTION 9.07.  Application of Money Collected . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
SECTION 9.08.  Receiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
SECTION 9.09.  Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
SECTION 9.10.  Trustee May Enforce Claims Without Possession of Bonds . . . . . . . . . . . . . . . . . . . . .33
SECTION 9.11.  Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
SECTION 9.12.  Unconditional Right of Bondholders To Receive Principal, Premium and
     Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
SECTION 9.13.  Restoration of Positions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
SECTION 9.14.  Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
SECTION 9.15.  Delay or Omission Not Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
SECTION 9.16.  Control by Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
SECTION 9.17.  Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
SECTION 9.18.  Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
SECTION 9.19.  Waiver of Appraisement and Other Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
SECTION 9.20.  Suits To Protect the Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
SECTION 9.21.  Remedies Subject to Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

ARTICLE TEN  THE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

SECTION 10.01.  Certain Duties and Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
SECTION 10.02.  Notice of Events of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
SECTION 10.03.  Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
SECTION 10.04.  Not Responsible for Recitals or Issuance of Bonds or Application of
     Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
SECTION 10.05.  May Hold Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
SECTION 10.06.  Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
SECTION 10.07.  Compensation and Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
SECTION 10.08.  Corporate Trustee Required; Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
SECTION 10.09.  Resignation and Removal; Appointment of Successor . . . . . . . . . . . . . . . . . . . . . . .40
SECTION 10.10.  Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
SECTION 10.11.  Merger. Conversion. Consolidation or Succession to Business . . . . . . . . . . . . . . . . . .42
SECTION 10.12.  Cotrustees and Separate Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
SECTION 10.13.  Reports to Bondholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
SECTION 10.14.  Limitations on Actions of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43

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
ARTICLE ELEVEN  CONSOLIDATION. MERGER. CONVEYANCE. TRANSFER OR LEASE  . . . . . . . . . . . . . . . . . . . . .44

SECTION 11.01.  Consolidation. Merger. Conveyance or Transfer Only on Certain Terms . . . . . . . . . . . . . .44
SECTION 11.02.  Successor Corporation Substituted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
SECTION 11.03.  Limitation on Lease of Trust Estate as Entirety . . . . . . . . . . . . . . . . . . . . . . . .46

ARTICLE TWELVE  SUPPLEMENTAL INDENTURES AND WAIVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

SECTION 12.01.  Supplemental Indentures Without Consent of Bondholders  . . . . . . . . . . . . . . . . . . . .46
SECTION 12.02.  Supplemental Indentures with Consent of Bondholders . . . . . . . . . . . . . . . . . . . . . .47
SECTION 12.03.  Execution of Supplemental Indentures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
SECTION 12.04.  Effect of Supplemental Indentures.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
SECTION 12.05.  Reference in Bonds to Supplemental Indentures.  . . . . . . . . . . . . . . . . . . . . . . . .49

ARTICLE THIRTEEN  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49

SECTION 13.01.  Payment of Principal, Premium and Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .49
SECTION 13.02.  Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
SECTION 13.03.  Money for Bond Payments To Be Held in Trust; Repayment of Unclaimed
     Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
SECTION 13.04.  Warranty of Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
SECTION 13.05.  After-Acquired Property; Further Assurances; Recording  . . . . . . . . . . . . . . . . . . . .50
SECTION 13.06.  Limitations on Liens; Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
SECTION 13.07.  Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
SECTION 13.08.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
SECTION 13.09.  Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
SECTION 13.10.  Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
SECTION 13.11.  Use of Trust Moneys and Advances by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .53
SECTION 13.12.  Statement as to Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
SECTION 13.13.  Waiver of Provisions. Covenants and Conditions  . . . . . . . . . . . . . . . . . . . . . . . .54

ARTICLE FOURTEEN  REDEMPTION OF BONDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54

SECTION 14.01.  General Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54
SECTION 14.02.  Election to Redeem; Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54
SECTION 14.03.  Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
SECTION 14.04.  Bonds Payable on Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
SECTION 14.05.  Bonds Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

ARTICLE FIFTEEN  PLEDGED CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56

SECTION 15.01.  Performance of Pledged Contracts; No Assumption by Trustees; Notice of
     Claimed Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56
SECTION 15.02.  Rights as to Pledged Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56
SECTION 15.03.  Amendment. etc. of Pledged Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .57

SECTION 15.04.  Third Parties Protected . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .57
SECTION 15.05.  Maintenance of Records Pertaining to Pledged Contracts; Company's Chief
     Place of Business. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .57

EXHIBIT A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61

               THIS AMENDED AND RESTATED INDENTURE dated as of November , 1995 (the "Restated Indenture") between COLUMBIA GAS TRANSMISSION CORPORATION, a Delaware corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware corporation (in its capacity hereunder, the "Trustee").

               This Restated Indenture secures an obligation that may increase and decrease from time to time.

          Recitals of the Company

               The Company and the Trustee heretofore have entered into an Indenture of Mortgage and Deed of Trust dated August 30, 1985 (as supplemented, the "Original Indenture") and wish by this instrument (the "Restated Indenture") to amend and restate the same in its entirety.

               Immediately prior to the date hereof, the only Bonds outstanding under the Original Indenture were Series A, Series B, Series D, Series E and Series F, all of which are owned by CGS and all of which are concurrently herewith being surrendered by the Company for cancellation in consideration of the issuance to CGS of the Bonds provided for in Article Four of this Restated Indenture as more fully set forth therein.

               The Company has duly authorized the execution and delivery of this Restated Indenture and the creation, execution and delivery of the Bonds provided for by Article Four hereof and the creation, execution and delivery from time to time and at any time of additional Bonds of substantially the tenor herein provided issuable in one or more series in an aggregate principal amount not to exceed $3,000,000,000 at any time outstanding. To secure the Bonds and to provide for their authentication and delivery by the Trustee, the Company has duly authorized the authentication and delivery of this Restated Indenture.

               All things have been done which are necessary to make the Bonds, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company, and to constitute this Restated Indenture a valid mortgage and deed of trust and a security agreement and contract for the security of the Bonds, in accordance with the terms of the Bonds and this Restated Indenture.


                                GRANTING CLAUSES

               NOW, THEREFORE, THIS RESTATED INDENTURE WITNESSETH, that, to secure the payment of the principal of, premium, if any, and interest on the Bonds and the performance of the covenants therein and herein contained and to declare the terms and conditions on which the Bonds are secured, and in consideration of the premises, of the purchase of the Bonds by the holders thereof of $100 in hand paid and of other good and valuable consideration, and intending to be legally bound hereby, the Company by these presents does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible and intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excepted Property hereinafter expressly excepted from the lien hereof, and including the following:


                               GRANTING CLAUSE I

                                General Property

               All premises, property, rights and franchises of the Company now or hereafter owned, constructed or acquired, of every character whatever and wherever situated, except as hereinafter expressly excepted in the Excepted Property Clause, including, among other things, and without limitation, those referred to in the following Granting Clauses (reference to or enumeration of any particular kind, class or item of property shall not be deemed to exclude from the operation and effect of this Restated Indenture any kind, class or item not so referred to or enumerated).


                               GRANTING CLAUSE II

                   Property and Rights Specifically Described

               All real property and interests therein, including, without limitation, leaseholds, easements, gas or oil exploration leases and similar interests, gas, oil or other mineral production leases, exploratory wells, production wells, gas storage leases, gas storage reservoirs, gas storage wells, rights-of-way and pipelines laid thereon and all franchises, certificates of public convenience and necessity, immunities, privileges, permits, licenses, consents, grants, ordinances and leaseholds, specifically described in Schedule I annexed hereto, or which may be added to or included in such Schedule I by supplemental indentures or Property Certificates, except as expressly excepted therein.

                              GRANTING CLAUSE III

                               Personal Property



               All systems, facilities and plants for the manufacturing, purchasing, gathering, treating, processing, transmitting, distributing, liquefying, regasifying, extracting, storing, selling and supplying of gas or liquid hydrocarbons; all plants, office and other buildings, structures, erections and works, together with their fixtures and appurtenances; all pumps, pumping stations, compressors, compressor stations, reservoirs, boilers, boiler houses, tanks, gates, mains, pipelines (main, branch, lateral, extension, loop, tap, plant, gathering and all other types), service laterals, pipes, tunnels, sewerage lines, field lines, telephone and telegraph lines, microwave and other communications systems and equipment, power lines, poles, wires, generators, electrical and electronic equipment, conduits, fittings, casings, valves, reducers, gauges, regulators, protection units, cathodic protection systems, bypasses, scrubbers, service and other connections, meters, meter installations, meter stations, regulating stations, measuring stations and all other stations; all measuring, regulating and control equipment, and all other equipment, machinery, facilities, materials, supplies and tools; all line pack gas, all cushion gas; all gas storage well equipment; all other property, of every character and wherever situated, now or hereafter owned or acquired by the Company, which now or hereafter is or may be used or intended for use by the Company; and all proceeds of any of the foregoing; but, as to all such property, except as hereinafter expressly excepted in the Excepted Property Clause.

                               GRANTING CLAUSE IV

             Rights-of-Way. Easements. Franchises and Other Rights

               All rights-of-way for pipeline and related purposes and all other rights-of-way, easements, and franchises of every character whatever, and all certificates of public convenience and necessity, immunities, privileges, permits, licenses, easements, consents, grants, ordinances and leaseholds, of every character whatever, and all renewals, extensions, additions, amendments, modifications, proceeds and replacements of any of the foregoing; in each case whether now owned, held or enjoyed or hereafter acquired, owned, held or enjoyed by the Company; but, as to all such property, only to the extent permitted by law and except as hereinafter expressly excepted in the Excepted Property Clause.

                               GRANTING CLAUSE V

                               Pledged Contracts

               All right, title and interest of the Company in, to and under all contracts and agreements for the purchase or other acquisition, sale or other disposition, exchange or transportation of gas or arising out of (by way of settlement or otherwise) any of the foregoing to which the Company is or may become a party, and in, to and under all extensions, additions, amendments and modifications thereof, together with all proceeds thereof, and all rights, remedies and claims of the Company under or in respect thereof, whether now existing or hereafter arising.


                               GRANTING CLAUSE VI

                      Further Property Conveyed to Trustee

               All property, of every character whatever, which from time to time after the date of this Restated Indenture may be delivered, or may by writing of any kind be conveyed, mortgaged, pledged, assigned or transferred to the Trustee by the Company or by any other Person with the consent of the Company to be held as part of the Trust Estate, except as hereinafter expressly excepted in the Excepted Property Clause, and the Trustee is hereby authorized to receive any such property and any such conveyance, mortgage, pledge, assignment or transfer, as and for additional security hereunder, and to hold and apply such property subject to and in accordance with the terms of this Restated Indenture.

                              GRANTING CLAUSE VII

                       Other and After-Acquired Property

               All other property, of every character whatever, which the Company now owns and which it may hereafter acquire, except as hereinafter expressly excepted in the Excepted Property Clause, and the Trustee is hereby authorized to receive any such property, as and for additional security hereunder, and to hold and apply the same subject to and in accordance with the terms of this Restated Indenture.

                              GRANTING CLAUSE VIII

                            Appurtenances and Income

               All the tenements, hereditaments and appurtenances belonging or in any way pertaining to the above-mentioned premises, property, franchises, rights, contracts and agreements or any part thereof, with all reversions and remainders thereof, and, to the extent permitted by law and subject to the applicable terms of this Restated Indenture, all tolls, rents, revenues, issues, income, products, proceeds and profits thereof, and all the estate, right, title, interest and claim whatever at law or in equity which the Company now has or may hereafter acquire in and to the same, except as hereinafter expressly excepted in the Excepted Property Clause.

                            EXCEPTED PROPERTY CLAUSE

               EXCEPTING, HOWEVER, from the lien, operation and effect of this Restated Indenture, all of the following property ("Excepted Property"), whether now owned by the Company or hereafter acquired by it:

                 (a) all cash on hand or in banks, and all certificates of deposit, bills, notes and accounts receivable, other than accounts receivable and proceeds arising under the Pledged Contracts;

                 (b)      all contracts (other than the Pledged Contracts);

                 (c) all office furniture and equipment, licensed automobiles, trucks and trailers, tank cars, airplanes, mobile transportation and work equipment, stores equipment, shop equipment, laboratory equipment, tools and other work equipment and mobile communications equipment;

                 (d) all materials, merchandise, appliances and supplies acquired for the purpose of resale or for leasing to customers or for promotional or educational use, in each case in the ordinary course of business of the Company; all gas, oil, coal and fuel consumable in their use in the ordinary course of the business of the Company and all materials, stores and supplies not installed as part of the real or fixed property of the Company and consumable in their use in the ordinary operation of the business of the Company; provided, however, that materials, equipment and supplies acquired to be installed as part of the real or fixed property of the Company shall not constitute Excepted Property;

                 (e) the last day of each lease to the Company which is subject to the lien of this Restated Indenture;

                 (f) any property expressly excepted in the description of real property and interests therein contained in Schedule I hereto;

other than any of the foregoing which at any time hereafter may be specifically transferred or assigned to or pledged or deposited with the Trustee hereunder or required by the terms of this Restated Indenture so to be; provided, however, that:

                          (i) if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or cotrustee appointed under Section 10.12 or any receiver or similar officer appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in the foregoing Subdivisions (a) through (d) and in Subdivision (f), then owned or thereafter acquired by the

                 Company shall immediately become subject to the lien hereof to the extent permitted by law, and the Trustee or such other trustee or receiver or similar officer may, to the extent permitted by law, at the same time likewise take possession thereof, and

                          (ii) whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien hereof to the extent and otherwise as hereinabove set forth.

                 TO HAVE AND TO HOLD all such property, rights, privileges and franchises of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture, Property Certificate or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (such properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated herein not to be deemed part of the Trust Estate), being herein collectively called the "Trust Estate") unto the Trustee and its successors and assigns forever.

                 SUBJECT, HOWEVER, to Permitted Encumbrances.

                 BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Bondholders without any priority of any Bond over any other Bond.

                 UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article Six, the Company shall be permitted to possess and use the Trust Estate, except cash, securities and other personal property deposited and pledged, or required to be deposited and pledged, with the Trustee for any lawful purpose, and to receive and use the rents, issues, profits, revenues and other income of the Trust Estate.

                 AND IT IS HEREBY COVENANTED AND DECLARED that all the Bonds are to be authenticated and delivered, and the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Bondholders as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

                 SECTION 1.01. Definitions. For all purposes of this Restated Indenture (including the recitals hereto), except as otherwise expressly provided or unless the context otherwise requires:

                 (a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                 (b) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. In determining generally accepted accounting principles, the Company may conform to any order, rule or regulation of any regulatory authority having jurisdiction over the Company.

                 (c) All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of applicability thereof.

                 (d) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed.

                 (e) The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Restated Indenture as a whole and not to any particular Article, Section or other subdivision.

                 "Accountant" means a Person engaged in the practice of accounting who (except as otherwise expressly provided in this Restated Indenture) may be employed by or affiliated with the Company.

                 "Accounting Requirements" means the Uniform System of Accounts for major natural gas companies as prescribed by the Federal Energy Regulatory Commission as at any time in effect or any substitute system of accounts prescribed by such Commission or any successor commission. In the absence of any system of accounts so provided, "Accounting Requirements" shall mean the requirements of generally accepted accounting principles applicable to corporations conducting businesses similar to that of the Company.

                 "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.

                 "Board of Directors" means either the board of directors of the Company or any duly authorized committee or delegate of such board.

                 "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                 "Bondholder" means a holder of a Bond.

                 "Bonds", except where the context indicates a reference to Bonds issued under the Original Indenture, means any Bond issued, authenticated and delivered hereunder.

                 "Business Day" means any day on which banks are open for business in New York, New York and in Wilmington, Delaware.

                 "Bylaws" means the Bylaws of the Company as amended from time to time.

                 "CGS" means The Columbia Gas System, Inc., a Delaware corporation, and its successors and assigns.

                 "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Restated Indenture, and, thereafter, except to the extent otherwise contemplated by Section 11.02(c), "Company" shall mean such successor corporation.

                 "Company Consent", "Company Order" and "Company Request" mean, respectively, a written consent, order or request signed in the name and on behalf of the Company by the Chairman of the Board, the President, a Vice President, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

                 "Default" means an event which, after notice or lapse of time or both, would become an Event of Default.

                 "Event of Default" has the meaning stated in Article Nine. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

                 "Excepted Property" has the meaning stated in the Granting Clauses.

                 "Interest Payment Date" means, with respect to the Bonds of any series, the date on which interest on such Bonds is payable.

                 "Officer" means the President, any Vice President, the Treasurer, the Secretary, the Controller, any Assistant Treasurer, any Assistant Secretary, and Assistant Controller, or any officers of the Company designated by Board Resolution or the Bylaws.

                 "Officers' Certificate" means a certificate signed in the name and on behalf of the Company by any two Officers of the Company and delivered to the Trustee. Wherever this

Restated Indenture requires that an Officers' Certificate be signed also by an Accountant or other expert, such Accountant or other expert may (except as otherwise expressly provided in this Restated Indenture) be in the employ of the Company and shall be acceptable to the Trustee.

                 "Opinion of Counsel" means a written opinion of counsel who may (except as otherwise expressly provided in this Restated Indenture) be counsel for the Company and shall be acceptable to the Trustee. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be subject to qualification due to bankruptcy, insolvency or other similar laws and due to limitations imposed by other applicable laws on the availability of certain remedial provisions, so long as such laws do not materially impair the practical realization of the benefits intended to be provided thereby. Any Opinion of Counsel may be based on opinions of other counsel deemed by him to be reliable.

                 "Permitted Encumbrances" means:

                 (i) as to the property specifically described in Granting Clause II or any supplemental indenture or Property Certificate, the restrictions, exceptions, reservations, conditions, limitations, interests and other matters to which such property is stated to be subject; provided, however, that such matters do not in the aggregate materially detract from the value of the Trust Estate taken as a whole and do not materially impair the use of such property for the purposes for which it is held by the Company;

                 (ii) liens for taxes, assessments and other governmental charges not delinquent;

                 (iii) liens for taxes, assessments and other governmental charges already delinquent which are currently being contested in good faith by appropriate proceedings and as to which the Company shall have set aside on its books adequate reserves with respect thereto;

                 (iv) mechanics' and materialmen's liens not filed of record and similar charges not delinquent that are incident to current construction, and mechanics' and materialmen's liens incident to such construction which are filed of record but which are being contested in good faith and have not proceeded to judgment and as to which the Company shall have set aside on its books adequate reserves with respect thereto;

                 (v) mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' liens and other similar liens arising in the ordinary course of business for charges which are not delinquent, or which are being contested in good faith and have not proceeded to judgment and as to which the Company shall have set aside on its books adequate reserves with respect thereto;

                 (vi) liens in respect of judgments or awards (aa) with respect to which the Company shall in good faith currently be prosecuting an appeal or proceedings for review and with respect to which the Company shall have secured a stay of execution pending such appeal or proceedings for review and as to which the Company shall have set aside on its books adequate reserves with respect thereto or
         (bb) held by an Affiliate which has agreed in writing not to enforce the same, so long as such agreement is in effect;

                 (vii) leases, easements and rights granted by the Company under Section 6.01(b) (iv) and similar rights heretofore granted by the Company or by any predecessor in title of the Company;

                 (viii) easements, leases, reservations or other rights of others in any property of the Company for streets, roads, bridges, pipes, pipelines, railroads, electric transmission and distribution lines, telegraph and telephone lines, the removal of oil, gas, coal or other minerals, grazing, logging and other similar purposes, flood rights, river control and development rights, sewage and drainage rights, restrictions against pollution and zoning laws and minor defects and irregularities in the record evidence of title; provided, however, that such easements, leases, reservations, rights, restrictions, laws, defects and irregularities do not in the aggregate materially impair the use of the Trust Estate taken as a whole for the purposes for which it is held by the Company;

                 (ix) liens securing indebtedness neither created, assumed nor guaranteed by the Company nor on account of which it customarily pays interest, existing at the date of this instrument, or, as to property hereafter acquired, at the time of acquisition by the Company, which liens do not materially impair the use of such property for the purposes for which they are held by the Company;

                 (x) leases existing at the date of this instrument affecting property owned by the Company at such date and leases affecting property acquired by the Company after such date, which leases do not in the aggregate materially impair the use of the Trust Estate taken as a whole for the purposes for which it is held by the Company;

                 (xi) any lien or privilege vested in any lessor, licensor or permittor for rent to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses or permits, so long as the payment of such rent or the performance of such other obligations or acts is not delinquent or is being contested in good faith and the Company shall have set aside on its books adequate reserves with respect thereto;

                 (xii) liens or privileges of any employees of the Company for salary or wages earned but not yet payable;

                 (xiii) the burdens of any law or governmental regulation or permit requiring the Company to maintain certain facilities or perform certain acts as a condition of its occupancy of or interference with any public lands or any river or stream or navigable waters;

                 (xiv) any irregularities in or deficiencies of title to any rights-of-way for pipelines, appurtenances thereto, or other improvements thereon, to any real estate used or to be used primarily for right-of-way purposes and to any gas production or storage leases; provided, however, that (aa) the Company shall have obtained from the apparent owner of the lands or estates therein covered by any such right-of-way or leasehold a sufficient right, by the terms of the instrument granting such right-of-way or leasehold, to the use thereof for the construction, operation or maintenance of the lines, appurtenances or improvements, or for the production or storage of gas, as the case may be, for which the same are used or are to be used, or (bb) the Company shall have power under eminent domain, or similar statutes, to remove such irregularities or deficiencies;

                 (xv) rights reserved to, or vested in, any municipality or governmental or other public authority to control or regulate any property of the Company, or to use such property in any manner, which rights do not materially impair the use of such property for the purposes for which it is held by the Company;

                 (xvi) any obligations or duties, affecting the property of the Company, to any municipality or governmental or other public authority with respect to any franchise, grant, license or permit;

                 (xvii) any right which any municipal or governmental authority may have by virtue of any franchise, license, contract or statute to purchase, or designate a purchaser of or order the sale of, any property of the Company upon payment of cash or reasonable compensation therefor or to terminate any franchise, license or other rights or to regulate the property and business of the Company;

                 (xviii) the rights of a common owner of any interest in real estate held by the Company and such common owner as tenants in common if (aa) such rights do not materially interfere with the proper use or operation of the property so owned and (bb) the agreements, covenants and restrictions in respect of such property do not expressly restrict or limit any rights of the Trustee upon the occurrence or continuance of a Default or Event of Default; and

                 (xix) any right which any Person may have by virtue of any production lease, farm-in, farm-out or other arrangement (including any arrangement providing for the acquisition by such Person of any such right over time in consideration of services performed or to be performed) to produce gas, oil or other minerals which the Company may have the right to remove.

                 "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or other legal entity or government or any agency or political subdivision thereof.

                 "Pledged Contracts" means the contracts or agreements described in Granting Clause V.

                 "Property Certificate" means any instrument and any amendments thereto filed, recorded or registered in any jurisdiction describing property of the Company to make effective the lien of this Restated Indenture on any property required to be subjected to the lien hereof.

                 "Responsible Officer" when used with respect to the Trustee means the chairman or vice chairman of the Board of Directors of the Trustee, the chairman or vice chairman of the executive committee of said board, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                 "Restated Indenture" means this instrument as originally executed or as it may from time to time be supplemented, modified or amended by one or more instruments supplemental hereto entered into pursuant to the applicable provisions hereof.

                 "SEC" means the Securities and Exchange Commission of the United States or any successor agency performing similar functions.

                 "Series A Bonds" means the First Mortgage Bonds, Series A, created by Article Four of this Restated Indenture.

                 "Series A Rate" means, if no default has occurred and is continuing, the interest rate charged on any credit facility entered into by CGS to fund advances made by CGS under the Series A Bonds, if any, or if there shall be no such facility, the composite weighted average daily cost or yield to CGS for its external money market transactions, short-term borrowings or short-term investments, or, if no such borrowings or investments shall be outstanding, the daily rate published in The Wall Street Journal for 30-day commercial paper notes sold through dealers by major corporations, all as from time to time furnished by CGS to the Company and the Trustee;

                 "Series G Bonds" means the First Mortgage Bonds, Series G, created by Article Four of this Restated Indenture:

                 "Series G Rate" means, if no default has occurred and is continuing, the actual cost of money to CGS for its most recent sale of long term debt for the calendar quarter preceding the first issuance of the Series G Bonds, as furnished by CGS to the Company and the Trustee, or if no such issuance occurred during the previous calendar quarter, a benchmark rate, which shall be mutually agreed upon by the Company and CGS, and such mutually agreed benchmark rate to be identified in the Board Resolutions adopted by the Company authorizing the issuance of Series G Bonds.

                 "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee, if any, shall have become such pursuant to the applicable provisions of this Restated Indenture. Thereafter "Trustee" shall mean such successor Trustee.

                 "Trust Estate" has the meaning stated in the habendum to the Granting Clauses.

                 "Trust Moneys" has the meaning stated in Section 7.01.

                 "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word added to the title.

                 SECTION 1.02. Notices. etc.. to Trustee and Company Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Restated Indenture to be made upon, given or furnished to, or filed with:

                 (a) the Trustee by any Bondholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be by means of confirmed telex or facsimile transmission) to or with the Trustee addressed to it at


                                  Rodney Square North
                                  1100 North Market Street
                                  Wilmington, New Castle County, Delaware 19890
                                  Attention:  Corporate Trust Administration
                                  Telephone:  (302) 651-1324
                                  Telecopy:   (302) 651-8882


                 (b) the Company by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be by means of confirmed telex or facsimile transmission) to the Company addressed to it at

                                           P.O. Box 1273
                                           1700 MacCorkle Avenue SE
                                           Charleston, Kanawha County,
                                           West Virginia 25314
                                           Attention: Treasurer
                                           Telephone:  (304) 357-2546
                                           Telecopy:    (304) 357-2000

         or, except as otherwise provided by law, at any other address previously furnished in writing to the Trustee by the Company.

                 SECTION 1.03. Notices to Bondholders. Where this Restated Indenture provides for notice to Bondholders of any event, such notices shall be sufficiently given (unless otherwise herein expressly provided) if in writing and sent by confirmed telex, confirmed facsimile transmission or confirmed telecopy or by mail, first-class postage prepaid, to the address furnished by each Bondholder to the Company and the Trustee.

                 SECTION 1.04. Effect of Headings and Table of Contents. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

                 SECTION 1.05. Successors and Assigns. All covenants and agreements in this Restated Indenture by the Company shall, subject to Section 11.02(b), bind its successors and assigns, whether so expressed or not.

                 SECTION 1.06. Separability Clause. In case any provision in this Restated Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 SECTION 1.07. Benefits of Indenture. Nothing in this Restated Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or cotrustee appointed under Section 10.12 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                 SECTION 1.08. Governing Law. This Restated Indenture shall be construed and applied in accordance with and governed by the laws of the State of Delaware, except insofar as Delaware law requires the application of the laws of another jurisdiction.

                 SECTION 1.09. One Instrument. This Restated Indenture, including the cover page hereof, shall constitute but one instrument even though, to comply with applicable laws and to facilitate recording, an original counterpart hereof recorded or filed in any jurisdiction may contain additional or different information on the cover page hereof to reflect the requirements of such laws or may omit the portions of Schedule I hereto which describe property situated in jurisdictions other than the jurisdiction in which such counterpart is recorded or filed.

                                  ARTICLE TWO

                                   Bond Forms

                 SECTION 2.01. Forms Generally. The Series A Bonds, the Series G Bonds and the Trustee's certificate of authentication shall be substantially in the forms set forth in Exhibit A annexed hereto. Any portion of the text of any Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bond.

                 The Bonds of any subsequent series and the corresponding Trustee's certificate of authentication shall be in the forms specified by the Board Resolution creating such series.

                 The Bonds shall be typewritten, printed, lithographed, engraved or produced by any combination of these methods, all as determined by the officers executing such Bonds as evidenced by their execution thereof.

                                 ARTICLE THREE

                                   The Bonds

                 SECTION 3.01. General Title. The general title of the Bonds of all series shall be "FIRST MORTGAGE BONDS".

                 SECTION 3.02. General Limitations; Issuable in Series. The aggregate principal amount of Bonds which may be authenticated and delivered under this Restated Indenture is not limited, except as provided in Articles Four and Five and the Board Resolution creating any series of Bonds.

                 The Bonds may be issued in series as from time to time authorized by the Board of Directors.

                 With respect to the Bonds of any particular series, the Company may incorporate in or add to the general title of such Bonds any words, letters or figures designed to distinguish that series.

                 SECTION 3.03. Terms of Particular Series. Each series of Bonds, except the Series A Bonds and the Series G Bonds created by Article Four, shall be created by Board Resolution establishing the terms and provisions of such series of Bonds and the form of the Bonds of such series. The several series of Bonds may differ as between series in any respect not in conflict with the provisions of this Restated Indenture and as may be prescribed in the Board Resolution creating such series.

                 All Bonds of the same series shall be substantially identical except that any series may have serial maturities and different interest rates for different maturities and except as to denomination.

                 SECTION 3.04. Execution. Authentication. Delivery and Dating. The Bonds shall be executed on behalf of the Company by one of its Officers. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Bonds and attested by its Secretary or an Assistant Secretary. Bonds bearing the manual signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the authentication and delivery of such Bonds or shall not have held such offices at the date of such Bonds.

                 At any time and from time to time after the execution and delivery of this Restated Indenture, the Company may, deliver Bonds executed by the Company to the Trustee for authentication, and the Trustee shall authenticate and deliver such Bonds as provided in this Restated Indenture.

                 No Bond shall be secured by, or be entitled to any lien, right or benefit under, this Restated Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

                 SECTION 3.05. Cancellation. All Bonds surrendered for payment, redemption, transfer, exchange or conversion, if surrendered to the Trustee, shall be promptly canceled by it, and, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Trustee. No Bond shall be authenticated in lieu of or in exchange for any Bond canceled as provided in this Section, except as expressly provided by this Restated Indenture. All canceled Bonds held by the Trustee shall be disposed of as directed by a Company Request.

                                  ARTICLE FOUR

              Terms and Issue of Series A Bonds and Series G Bonds

                 SECTION 4.01.  Specific Title, Terms and Forms.

                 (a) The initial series of Bonds under this Restated Indenture shall be the "First Mortgage Bonds, Series A" (the "Series A Bonds") and the "First Mortgage Bonds, Series G" (the "Series G Bonds"). Such Bonds shall be issued to CGS in consideration of its surrender for cancellation of all Bonds outstanding under the Original Indenture immediately prior to the date hereof, and to the extent that the principal of and accrued interest (including interest on overdue interest) of such surrendered Bonds exceed the principal of a Series A and Series G Bonds issued to CGS in consideration of such surrender, the Company and CGS have by separate agreement provided for the treatment of such excess as a capital contribution by CGS to the Company.

                 (b) The principal amount of the Series A Bonds may, by endorsement thereon, be increased or decreased as provided herein to reflect additional borrowing and payment of principal of such borrowing. Each Series A Bond shall not have a stated maturity, but all amounts borrowed thereunder from time to time shall be payable in accordance with the terms of the Series A Bond. The Series A Bonds shall bear interest, payable on the first Business Day of each month, from the date of issue thereof and, as to each increase in principal amount, from the date of such increase, at the Series A Rate until the principal thereof shall be paid or duly provided for.

                 (c) The Series G Bonds shall mature on November 28, 2000. The Series G Bonds shall bear interest, payable on May 28 and November 28, from the date of issuance thereof or from the most recent date to which interest has been paid or duly provided for at the Series G Rate until the principal thereof shall be paid or duly provided for. The principal of the Series G Bonds shall be payable on November 28, 2000.

                 (d) All payments in respect of the Series A Bonds and the Series G Bonds shall be payable at the office or agency of the Bondholder in Wilmington, Delaware or such other place as provided in the respective Bonds.

                 SECTION 4.02. Prepayment and Redemption. The Series A Bonds and the Series G Bonds may be prepaid or redeemed, in whole or in part, at any time at the election of the Company.

                 SECTION 4.03. Increase and Decrease of Principal Amount of Series A Bonds.

                 (a) The date and amount of each advance or repayment of principal pursuant to any Series A Bond shall be endorsed, and the Company hereby authorizes the holder of such Bond to make such endorsement, on a grid schedule attached to such Bond, but failure by such holder to make such endorsement shall not affect the Company's obligation to repay such advances. Such holder agrees to furnish to the Trustee and the Company, promptly upon request, a photocopy of such grid schedule as updated from time to time, and such holder agrees to revise such schedule to correct any manifest error thereon.

                 (b) Upon endorsement of an increase or decrease in principal amount on any Series A Bond pursuant to this Section, such Bond as amended shall thereupon be entitled to the benefits of this Restated Indenture as if such Bond had been originally issued for such increased or decreased principal amount.

                 SECTION 4.04 Default Interest. (a) If the Company shall default in the payment of the principal (and premium, if any) of or interest on any Series A Bond or any other amount due thereunder, the Company shall on demand (i) pay interest on overdue amounts of principal (including overdue premium, if any) at a rate equal to 2% per annum in excess of the applicable Series A Rate from time to time and (ii) pay interest on overdue amounts of interest (including on post-default amounts of interest) up to the date of actual payment (after as well as before judgment) payable daily at a rate equal to 2% per annum in excess of the applicable Series A Rate from time to time.

                 (b) If the Company shall default in the payment of the principal (and premium, if any) of or interest on any Series G Bond or any other amount due thereunder, the Company shall on demand (i) pay interest on overdue amounts of principal (including overdue premium, if any) at a rate equal to 2% per annum in excess of the applicable Series G Rate then in effect at the time of default and (ii) pay interest on overdue amounts of interest (including on post-default amounts of interest) up to the date of actual payment (after as well as before judgment) payable daily at a rate equal to 2% per annum in excess of the applicable Series G Rate then in effect at the time of default.

                 (c) For any series of Bonds issued hereunder other than Series A Bonds and Series G Bonds, the terms of default interest for such series shall be provided in the Bonds of such series and shall include a default interest rate equal to 2% per annum in excess of such series' applicable, contractual interest rate from time to time.

                                  ARTICLE FIVE

                Authentication and Delivery of Additional Bonds

                 SECTION 5.01. General Provisions. Additional Bonds of any one or more series (other than Series A Bonds or Series G Bonds) may from time to time be approved or executed by the Company and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee upon Company Request upon receipt by the Trustee of the following:

                 (a) A Board Resolution authorizing the issuance of Bonds of a designated Series, requesting the authentication and delivery thereof, setting forth the terms and provisions thereof and describing the consideration to be received therefor, which consideration may consist of cash equal to the principal amount of Bonds, the authentication and delivery of which is requested, or property, including choses in action, or any other consideration, including the relinquishment of any right, in which case the principal amount of such Bonds which may be authenticated and delivered shall be as mutually agreed by the Company and the purchaser thereof.

                 (b) An Officers' Certificate, dated within 30 days of the date of the relevant Company Request for authentication and delivery, stating that no Event of Default exists that has not been cured and that all conditions precedent provided for in this Restated Indenture relating to the authentication and delivery of such Bonds have been complied with.

                 (c)      An Opinion of Counsel:

                          (i) specifying the certificate or other evidence or cash deposit which will be sufficient to show or provide for compliance with the requirements, if any, of any tax or recording or filing law applicable to the issuance of the Bonds then applied for, or stating that there is no such legal requirement;

                          (ii) specifying the certificate or other evidence which will be sufficient to show the authorization, approval or consent of or to the issuance of the Bonds then applied for by any federal, state or other governmental regulatory agency at the time having jurisdiction in the premises, or stating that no such authorization, approval or consent is required;

                          (iii) stating that all conditions precedent provided for in this Restated Indenture relating to the authentication and delivery of such Bonds have been complied with; and

                          (iv) stating that such Bonds, when executed by the Company and authenticated and delivered by the Trustee and when issued by the Company, will be the legal, valid and binding obligations of the Company enforceable in accordance with their terms and the terms of this Restated Indenture and entitled to the benefits of, and secured by, the lien of this Restated Indenture equally and ratably with all other then-outstanding Bonds.

                 (d) The documents and any cash deposit specified in such Opinion of Counsel, which cash deposit, if any, shall be held by the Trustee as part of the Trust Estate and applied by the Trustee for the purpose specified therein and, to the extent that such cash deposit ultimately proves to be excessive, returned to the Company upon Company Request.

                                  ARTICLE SIX

                Possession. Use and Release of the Trust Estate

                 SECTION 6.01. Possession by Company; Dispositions Without Release. (a) So long as no Event of Default exists, the Company shall be suffered and permitted, subject to the provisions of this Article, to possess, use, manage, operate and enjoy the Trust Estate (other than any cash and securities constituting part of the Trust Estate and deposited with the Trustee) and to collect, receive, use, invest and dispose of the rents, issues, tolls, profits, revenues and other income from the Trust Estate, with power, in the ordinary course of business, freely and without let or hindrance on the part of the Trustee or of the Bondholders:

                          (i) to alter, repair and change the position of any of its plants, warehouses, buildings, works, structures, machinery, equipment, pipes, pipelines, mains, conduits, transmission system, distribution system, wells, pumps, compressors and any other property so long as such alterations, repairs or changes shall not diminish the value thereof or impair or otherwise prejudice the lien of this Restated Indenture thereon, and

                          (ii) to deal with, exercise any and all rights under, receive and enforce performance under, and adjust and settle all matters relating to current performance of, choses in action, leases and contracts, including Pledged Contracts.

                 (b) The Company shall have the right, from time to time if no Event of Default exists, without any release from or consent by the Trustee:

                          (i) to sell or otherwise dispose of, free from the lien of this Restated Indenture, property of any kind in addition to property referred to in subdivision (b)(i) of this Section, provided, however, (aa) that the amount of property which may be sold pursuant to this Subsection shall be limited to an aggregate fair market value of $20,000,000 in any one calendar year, as certified by an Officers' Certificate delivered within 90 days after the end of each calendar year, and (bb) that such sales or other dispositions will not materially impair the usefulness of the Trust Estate in the conduct of the Company's business and will not be prejudicial to the interests of the Bondholders;

                          (ii) to abandon, terminate, cancel, release or make alterations in or substitutions of any leases, contracts (including Pledged Contracts) or rights-of-way subject to the lien of this Restated Indenture; provided, however, that (aa) such action would not materially adversely affect the value and utility of the Trust Estate as an entirety nor materially impair or diminish the security for the Bonds and (bb) any altered or substituted leases, contracts (including Pledged Contracts) or rights-of-way shall forthwith, without further action, become subject to the lien of this Restated Indenture to the same extent as those previously existing;

                          (iii) to surrender or modify any franchise, license or permit subject to the lien of this Restated Indenture which it may own or under which it may be operating and which is material; provided, however, that such surrender or modification shall not materially impair or diminish the security for the Bonds and will not be prejudicial to the interests of Bondholders;

                          (iv)    to make any lease as lessor or grant
                 rights-of-way, easements or licenses and to enter into farmout agreements, joint venture agreements, participation agreements and other agreements in the ordinary course of business which are customary in the gas transmission industry, in respect of any property in the Trust Estate; provided, however, that such lease, grant or other agreement will not impair the usefulness of such property in the conduct of the Company's business and will not be prejudicial to the interests of the Bondholders;

                          (v) to demolish, dismantle, tear down or use for scrap any property in the Trust Estate, or abandon any thereof, if such demolition, dismantling, tearing down, use or abandonment is in the best interests of the Company and the value and utility of the Trust Estate as an entirety and the security for the Bonds will not thereby be impaired; and

                          (vi) to alter, repair, replace, change the location or position of and add to its plants, structures, machinery, systems, equipment, wells, fixtures and appurtenances; provided, however, that no change shall be made in the location of any such property subject to the lien of this Restated Indenture which removes such property into a jurisdiction in which this Restated Indenture and any required financing or continuation statement covering security interests in such property have not been recorded, registered or filed in the manner required by law to preserve the lien of this Restated Indenture on such property or which otherwise impairs or materially diminishes the lien hereof or which is prejudicial to the interests of Bondholders.

                 The Trustee shall, from time to time, execute and deliver to the Bondholders a written instrument to confirm any action taken by the Company under this Section, upon receipt by the Trustee of an Officers' Certificate stating that no Event of Default exists and that such action was duly taken in conformity with a designated Subsection of this Section.

                 SECTION 6.02. Releases. (a) The Company shall have the right, from time to time, to sell or dispose of any part of the Trust Estate (except cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder). The Trustee shall, from time to time, release property so sold or disposed of from the lien of this Restated Indenture on receipt of the following:

                 (i) A Board Resolution authorizing the transaction and a Company Request requesting release from the lien hereunder of the property (which shall be specifically identified and sufficiently described in such request) being sold or otherwise disposed of in accordance herewith.

                 (ii) An Officers' Certificate, dated not more than 30 days prior to the date of the Company Request requesting such release.

                          (aa)    stating that no Event of Default exists;

                          (bb)    describing the property to be released;

                          (cc) stating that all conditions precedent herein provided for relating to such release have been complied with;

                          (dd) in the case of a sale, describing the consideration to be received therefor by the Company, which consideration may consist of cash or other property; and

                          (ee) stating that the fair value of the property to be released is not greater than the amount or value, as the case may be, of the consideration to be received therefor (taking any purchase money obligation included therein and any other property included therein at its fair value to the Company) or, if such fair value is less than such amount or value, stating the reason for its disposition at less than fair value.

                 (iii)    An Opinion of Counsel to the effect that:

                          (aa)    the property so sold or disposed, or
                 contracted to be sold or disposed, may be lawfully released from the lien of this Restated Indenture and all conditions precedent provided for herein relating to such release have been complied with; and

                          (bb) if any property other than cash or purchase money obligations is included in the consideration, sufficient instruments of assignment, transfer or conveyance have been or are then delivered to the Trustee subject to all right, title and interest of the Company in such property to the lien of this Restated Indenture, subject only to Permitted Encumbrances, or that no instruments of assignment, transfer or conveyance are necessary for such purpose.

                 (iv) Any supplemental indenture, Property Certificate or other instrument referred to in such Opinion of Counsel.

                 All cash in excess of $20,000,000 received by the Company in consideration of property released pursuant to this Section 6.02 shall be paid to the Trustee and held by the Trustee as Trust Moneys under Article Seven subject to application as therein provided.

                 SECTION 6.03. Eminent Domain. If any of the Trust Estate shall be taken by eminent domain or be sold pursuant to or in consequence of the exercise by a governmental authority of any right to purchase or designate a purchaser or order the sale of any part of the Trust Estate, the Trustee may release the property so taken and shall be fully protected in so doing upon being furnished with:

                 (a) an Officers' Certificate requesting such release, describing the property so to be released and stating that such property has been taken by eminent domain or sold pursuant to or in consequence of the exercise of such authority and that all conditions precedent herein provided for relating to such release have been complied with;

                 (b) an Opinion of Counsel to the effect that such property has been lawfully taken by exercise of the right of eminent domain or sold pursuant to or in consequence of the exercise of such authority, that the compensation for such property so taken has become final or an appeal therefrom is not advisable in the interests of the Company or the Bondholders and that all conditions precedent herein provided for relating to such release have been complied with; and

                 (c) all cash in excess of $20,000,000 received by the Company in respect of such award or sale.

                 SECTION 6.04. Powers Exercisable Notwithstanding Event of Default. While in possession of all or substantially all of the Trust Estate (other than any cash and securities constituting part of the Trust Estate and deposited with the Trustee), the Company may exercise the powers conferred upon it in this Article even though it is prohibited from doing so while an Event of Default exists as provided therein, if the Trustee in its discretion, or the holders of not less than 66-2/3% in principal amount of the Bonds, consent to such action, in which event none of the instruments required to be furnished to the Trustee under this Article as a condition to the exercise of such powers needs to state that no Event of Default exists as provided therein.

                 SECTION 6.05. Powers Exercisable by Trustee or Receiver. In case all or substantially all of the Trust Estate (other than any cash and securities constituting part of the Trust Estate and deposited with the Trustee) shall be in the possession of a trustee or receiver lawfully appointed, the powers hereinbefore in this Article conferred upon the Company with respect to the sale or other disposition and release of the Trust Estate may be exercised by such trustee or receiver (with consent of the Trustee or Bondholders specified in Section 6.04), in which case a written request signed by such receiver or trustee shall be deemed the equivalent of any Board Resolution required by this Article and a certificate signed by such trustee or receiver shall be deemed the equivalent of any Officers' Certificate required by this Article and such certificate need not state that no Event of Default exists. If the Trustee shall be in possession of the Trust Estate under
Section 9.03, such powers may be exercised by the Trustee in its discretion.

                 SECTION 6.06. Purchaser Protected. No purchaser in good faith of property purporting to be released herefrom shall be bound to ascertain the authority of the Trustee to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority. No purchaser or grantee of any property or rights permitted by this Article to be sold or otherwise disposed of by the Company shall be under any obligation to ascertain or inquire into the authority of the Company to make any such sale or other disposition nor see to the application to the proceeds by the Company or the Trustee. Any release executed by the Trustee under this Article shall be sufficient for the purpose of this Restated Indenture and shall constitute a good and valid release of the property therein described from the lien hereof.

                 SECTION 6.07. Disposition of Obligations Received. All purchase money and governmental obligations received by the Trustee under this Article shall be held by the Trustee as a part of the Trust Estate. Upon payment by or on behalf of the Company to the Trustee of the entire unpaid principal amount of any such obligation, the Trustee shall release and transfer such obligation and any mortgage securing the same upon Company Request. The Trustee shall receive any moneys paid in respect of the principal of any such obligations and hold and dispose of such moneys as provided in Article Seven. The Trustee shall not be responsible for the collection of the principal of or interest on any such obligations. All interest and other income on any such obligations, when received by the Trustee, shall be paid to the Company from time to time upon Company Request, unless an Event of Default shall exist. If an Event of Default shall exist, any interest and other income on any such obligations not theretofore paid upon Company Request, when collected by the Trustee, shall be applied by the Trustee in accordance with Section 9.07.

                                 ARTICLE SEVEN

                          Application of Trust Moneys

                 SECTION 7.01. "Trust Moneys" Defined. All moneys (the "Trust Moneys") received by the Trustee:

                 (a) upon the release of property from the lien of this Restated Indenture, including all moneys received in respect of the principal of all purchase money and governmental obligations;

                 (b) as compensation for, or proceeds of sale of, any part of the Trust Estate taken by eminent domain or purchased by, or sold pursuant to an order of, a governmental authority or otherwise disposed of;

                 (c) as proceeds of insurance upon any part of the Trust Estate; or

                 (d) for application under this Article as elsewhere herein provided, or whose disposition is not elsewhere otherwise specifically provided for,

shall be held by the Trustee, except as otherwise provided in this Article, as a part of the Trust Estate. Upon any entry upon or sale of the Trust Estate or any part thereof under Article Nine, Trust Moneys shall be applied in accordance with Section 9.07. Prior to any such entry or sale, all or any part of the Trust Moneys may be withdrawn, and shall be paid or applied by the Trustee, (i) from time to time upon Company Request and receipt by the Trustee of an Officers' Certificate, dated not more than 30 days prior to the date of such Company Request, specifying the amount to be withdrawn, together with an instrument or instruments evidencing the consent of the holders of not less than 66-2/3% in aggregate principal amount of Bonds or (ii) as provided in Section 7.02.

                 SECTION 7.02. Withdrawal of Insurance Proceeds. To the extent that any Trust Moneys consist of proceeds of insurance upon any part of the Trust Estate, such proceeds may be withdrawn by the Company and shall be paid by the Trustee upon Company Request to reimburse the Company for expenditures made, or to pay costs incurred, by the Company to repair, rebuild or replace the property destroyed or damaged, upon receipt by the Trustee of an Officers' Certificate, dated not more than 30 days prior to the date of the Company Request for the withdrawal and payment of such Trust Moneys, setting forth:

                          (i) that expenditures have been or will be made, or costs have been or will be incurred, by the Company in a specified amount for the purpose of making certain repairs, rebuildings and replacements, which shall be briefly described;

                          (ii) that no part of such expenditures or costs has been paid out of the proceeds of insurance upon any part of the Trust Estate not required to be paid to the Trustee under Section 13.08;

                          (iii) that there is no outstanding indebtedness, other than costs incurred for which payment is being requested, known to the Company, after due inquiry, for the purchase price or construction of such repairs, rebuildings or replacements, or for labor, wages, materials or supplies in connection with the making thereof, which, if unpaid, might become the basis of a vendor's, mechanics', laborers', materialmen's, statutory or other similar lien upon any of such repairs, rebuildings or replacements, which lien might, in the opinion of the signers of such Officers' Certificate, materially impair the security afforded by such repairs, rebuildings or replacements;

                          (iv)    that no Event of Default exists; and

                          (v) that all conditions precedent herein provided for relating to such withdrawal and payment have been complied with.

                 Upon compliance with the foregoing provisions of this Section, the Trustee shall pay on Company Request an amount of Trust Moneys of the character aforesaid equal to the amount of the expenditures or costs stated in such Officers' Certificate.

                 SECTION 7.03. Powers Exercisable Notwithstanding Event of Default. While in possession of all or substantially all of the Trust Estate (other than any cash and securities constituting part of the Trust Estate and deposited with the Trustee), the Company may do any of the things enumerated in Section 7.02 which it is prohibited from doing while an Event of Default exists as provided therein, if the Trustee in its discretion, or the holders of not less than 66-2/3% in principal amount of the Bonds, shall consent to such action, in which event any Officers' Certificate filed thereunder shall omit any statement to the effect that no Event of Default exists as provided thereunder.

                 SECTION 7.04. Powers Exercisable by Trustee or Receiver. In case all or substantially all of the Trust Estate (other than any cash constituting part of the Trust Estate and deposited with the Trustee) shall be in the possession of a receiver or trustee lawfully appointed, the powers conferred in this Article upon the Company with respect to the withdrawal or application of Trust Moneys may be exercised by such receiver or trustee (with the consent of the Trustee or Bondholders specified in Section 7.03), in which case a written request signed by such receiver or trustee shall be deemed the equivalent of any Board Resolution required by this Article and a certificate signed by such receiver or trustee shall be deemed the equivalent of any Officers' Certificate required by this Article and such certification need not state that no Event of Default exists. If the Trustee shall be in possession of the Trust Estate under Section 9.03, such powers may be exercised by the Trustee in its discretion.

                                 ARTICLE EIGHT

                        Discharge of Restated Indenture

                 SECTION 8.01. Payment of Indebtedness; Satisfaction and Discharge of Restated Indenture. Whenever the following conditions shall exist:

                 (a) all Bonds theretofore authenticated and delivered have been canceled by the Trustee or delivered to the Trustee for cancellation;

                 (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each of which shall state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Restated Indenture have been complied with;

then, upon Company Request authorized by a Board Resolution, this Restated Indenture and the lien, rights and interests created hereby shall cease, determine and become null and void (except as to any surviving rights of conversion, transfer or exchange of Bonds herein or therein provided for) and the Trustee and each cotrustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Company, execute and deliver a termination statement and such instruments of satisfaction and discharge as may be necessary and pay, assign, transfer and deliver to the Company or upon Company Order all cash, securities and other personal property then held by it hereunder as a part of the Trust Estate.

                          In the absence of a Company Request authorized by a Board Resolution as aforesaid, the payment of all Bonds shall not render this Restated Indenture inoperative or prevent the Company from issuing Bonds from time to time thereafter as herein provided.


                                  ARTICLE NINE

                                    Remedies

                 SECTION 9.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (a) default in the payment of any interest upon any Bond when such interest becomes due and payable and continuance of such default for a period of 30 days;

                 (b) default in the payment of the principal of, or premium, if any, on any Bond at its maturity or on any principal installment date;

                 (c) default in the performance, or breach, of any covenant or warranty of the Company in this Restated Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 66-2/3% in principal amount of the Bonds, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                 (d) the entry of a decree or order (other than an order or decree issued on or before the date of this Restated Indenture in or with respect to the Company's chapter 11 reorganization case pursuant to the federal bankruptcy code (Case No. 91-804, filed July 31, 1991 before the U.S. Bankruptcy Court for the District of Delaware; the "Chapter 11 Case") and any subsequent order or decree upholding, or consistent with, the Company's Second Amended Plan of Reorganization dated July 17, 1995) by a court having jurisdiction in the premises for relief in respect of the Company or adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of or for the Company or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                          (e) other than the Chapter 11 Case and its proceedings, the commencement by the Company of a voluntary case or the institution by it of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, arrangement or relief under the Federal Bankruptcy Code or any other applicable Federal or state law, or the consent or acquiescence by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or its failure to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

                 SECTION 9.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default exists, the Trustee or the holders of not less than 66-2/3% in principal amount of the Bonds may declare the principal of all the Bonds to be due and payable immediately, by a notice in writing to the Company (and to the Trustee, if given by Bondholders), and upon any such declaration, such principal shall become immediately due and payable.

                 At any time after such a declaration of acceleration has been made, but before any sale of any of the Trust Estate has been made under this Article or any judgment or decree for payment of money due on any Bonds has been obtained by the Trustee as hereinafter provided in this Article, the holders of not less than 66-2/3% in principal amount of the Bonds may, by written notice to the Company and the Trustee, rescind and annul such declaration and its consequences if:

                 (a) the Company has deposited with the Trustee a sum sufficient to pay:

                          (i) all overdue installments of interest on all Bonds, including default interest, thereon,

                          (ii) the principal of (and premium, if any, on) any Bonds which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Bonds,

                          (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in the Bonds, and

                          (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel; and

                 (b) all Events of Default, other than the nonpayment of the principal of Bonds which have become due solely by such declaration of acceleration, have been cured or have been waived as provided in Section 9.17.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

                 SECTION 9.03. Entry. The Company agrees that upon the occurrence of an Event of Default the Company, upon demand of the Trustee during the continuance thereof, shall forthwith surrender to the Trustee the actual possession of, and it shall be lawful for the Trustee by such officers or agents (including officers or employees of the Company) as it may appoint to enter and take possession of, the Trust Estate (and the books, papers and accounts of the Company), and to hold, operate and manage the Trust Estate (including the making of all needful repairs, and such alterations, additions and improvements as to the Trustee shall seem wise) and to receive the rents, issues, tolls, profits, revenues and other income thereof, and, after deducting the costs and expenses of entering, taking possession, holding, operating and managing the Trust Estate, as well as payments for taxes, insurance and other proper charges upon the Trust Estate and reasonable compensation to itself, its agents and counsel, to apply the same as provided in Section 9.07. Whenever all that is then due upon the Bonds and under any of the terms of this Restated Indenture shall have been paid and all defaults hereunder shall have been made good, the Trustee shall surrender possession to the Company.

                 SECTION 9.04. Power of Sale; Suits for Enforcement. In case an Event of Default shall exist, the Trustee, with or without entry, in its discretion may, subject to the provisions of Section 9.16:

                 (a) sell, after giving any notice or notices required by applicable law and subject to any mandatory requirements of applicable law and to Permitted Encumbrances, the Trust Estate as an entirety, or in such parcels as the holders of a majority in principal amount of the Bonds shall in writing request, or in the absence of such request, as the Trustee may determine, to the highest bidder at public auction at such place and at such time (which sale may be adjourned by the Trustee from time to time in its discretion by announcement at the time and place fixed for such sale, without further notice) and upon such terms as the Trustee may fix; or

                 (b) proceed to protect and enforce its rights and the rights of the Bondholders under this Restated Indenture by sale pursuant to judicial proceedings or by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Restated Indenture or in aid of the execution of any power granted in this Restated Indenture or for the foreclosure of this Restated Indenture or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Bondholders.

                 SECTION 9.05. Incidents of Sale. Upon any sale of any of the Trust Estate pursuant to this Article, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by law:

                 (a) the principal of and accrued interest on all Bonds, if not previously due, shall at once become and be immediately due and payable;

                 (b) any Bondholder or Bondholders or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds or claims for interest thereon in lieu of cash equal to the amount due thereon;

                 (c) the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                 (d) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

                 (e) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Company, its successors and assigns; and

                 (f) the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers and his or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

                 SECTION 9.06. Covenant To Pay Trustee Amounts Due on Bonds and Right of Trustee to Judgment. The Company covenants that if:

                 (a) default is made in the payment of any interest on any Bond when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (b) default is made in the payment of the principal of (or premium, if any, on) any Bond at its maturity,

then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the holders of such Bonds, the whole amount then due and payable on such Bonds for principal (and premium, if any) and interest, with interest at the respective rate or rates prescribed therefor in such Bonds on overdue principal (and premium, if any) and, to the extent that payment on such interest is legally enforceable, on overdue installments of interest and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to sue for and recover judgment against the Company and any other obligor on the Bonds for the whole amount so due and unpaid.

                 The Trustee shall be entitled to sue and recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the lien of this Restated Indenture, and in case of a sale of the Trust Estate and the application of the proceeds of sale as aforesaid, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Bonds, for the benefit of the holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment upon any property of the Company shall affect or impair the lien of this Restated Indenture upon the Trust Estate or any rights, powers or remedies of the Trustee hereunder, or any rights, powers or remedies of the Bondholders.

                 SECTION 9.07. Application of Money Collected. Any money collected by the Trustee pursuant to this Article, including any rents, issues, tolls, profits, revenues and other income collected pursuant to Section 9.03 (after the deductions therein provided) and any proceeds of any sale (after deducting the costs and expenses of such sale, including a reasonable compensation to the Trustee, its agents and counsel, and any taxes, assessments or liens prior to the lien of this Restated Indenture, except any thereof subject to which such sale shall have been made), whether made under any power of sale herein granted or pursuant to judicial proceedings, and any money collected by the Trustee under Section 6.07 to be applied under this Section, together with, in the case of an entry or sale or as otherwise provided herein, any other sums then held by the Trustee as part of the Trust Estate, shall, except as otherwise provided by law, be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Bonds and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 (a) first: to the payment of all undeducted amounts due the Trustee under Section 10.07;

                 (b) second: to the payment of the whole amount then due and unpaid upon the Bonds, for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, with interest (to the extent that such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable) at the respective rate or rates prescribed therefor in such Bonds on overdue principal (and premium, if any) and on overdue installments of interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal and interest, without any preference or priority, ratably according to the aggregate amount so due (except that any money collected by the Trustee pursuant to Sections 6.07 and
         9.03 in respect of interest or income shall first be applied to the payment of interest so due); and

                 (c) third: to the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                 SECTION 9.08. Receiver. Upon the occurrence of an Event of Default and commencement of judicial proceedings by the Trustee to enforce any right under this Restated Indenture, the Trustee shall be entitled, as against the Company, without notice or demand and without regard to the adequacy of the security for the Bonds or the solvency of the Company, to the appointment of a receiver of the Trust Estate, and of the rents, issues, profits, revenues and other income thereof, but, notwithstanding the appointment of any such receiver, the Trustee shall be entitled to retain possession and control of, and to collect and receive the income from, cash, securities and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder.

                 SECTION 9.09. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Bonds or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable, as therein expressed or by declaration or otherwise, and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                 (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such judicial proceeding, and

                 (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Bondholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.07.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Bondholder or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such proceeding.

                 SECTION 9.10. Trustee May Enforce Claims Without Possession of Bonds. All rights of action and claims under this Restated Indenture or the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Bonds in respect of which such judgment has been recovered.

                 SECTION 9.11. Limitation on Suits. No holder of any Bond shall have any right to institute any proceeding, judicial or otherwise, under or with respect to this Restated Indenture, or for the appointment of a receiver or trustee or for any other remedy hereunder, unless:

                 (a) such holder has previously given written notice to the Trustee of a continuing Event of Default;

                 (b) the holders of not less than 66-2/3% in principal amount of the Bonds shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (c) such holder or holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                 (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Bonds.

No one or more holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Restated Indenture to affect, disturb or prejudice the lien of this Restated Indenture or the rights of any other holders of Bonds or to obtain or to seek to obtain priority or preference over any other holders or to enforce any right under this Restated Indenture, except in the manner herein provided and for the equal and ratable benefit of all Bonds.

                 SECTION 9.12. Unconditional Right of Bondholders To Receive Principal, Premium and Interest. Notwithstanding any other provision in this Restated Indenture, the holder of any Bond shall have the absolute and unconditional right to receive payment of the principal of (and premium, if any) and interest on such Bond on the respective maturities expressed in such Bond (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and (in the case of Bonds of any series convertible into other securities) the right to convert such Bond in accordance with the provisions of this Restated Indenture creating such series and to institute suit for its enforcement, and such rights shall not be impaired without the consent of such holder.

                 SECTION 9.13. Restoration of Positions. If the Trustee or any Bondholder has instituted any proceeding to enforce any right or remedy under this Restated Indenture by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Company, the Trustee and the Bondholders shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such proceeding had been instituted.

                 SECTION 9.14. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.

                 SECTION 9.15. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Bondholder to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

                 SECTION 9.16. Control by Bondholders. Subject to the Trustee's rights under Article 10, the holders of not less than 66-2/3% in principal amount of the Bonds shall have the right during the continuance of an Event of Default:

                 (a) to require the Trustee to proceed to enforce this Restated Indenture, either by judicial proceedings for the enforcement of the payment of the Bonds and the foreclosure of this Restated Indenture, the sale of the Trust Estate or otherwise or, at the election of the Trustee, by the exercise of the power of entry or sale hereby conferred; and

                 (b) to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee hereunder; provided, however, that:

                          (i) such direction shall not be in conflict with any rule of law or this Restated Indenture,

                          (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                          (iii) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction.

                 SECTION 9.17. Waiver of Past Defaults. Before any sale of any of the Trust Estate has been made under this Article or any judgment or decree for payment of money due has been obtained by the Trustee as provided in this Article, the holders of not less than 66-2/3% in principal amount of the Bonds may on behalf of the holders of all the Bonds waive any past default hereunder and its consequences, except a default:

                 (a) in the payment of the principal of (or premium, if any) or interest on any Bond, or

                 (b) in respect of a covenant or provision hereof which under Article Twelve cannot be modified or amended without the consent of the holder of each affected Bond.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Restated Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                 SECTION 9.18. Undertaking for Costs. All parties to this Restated Indenture agree, and each holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Restated Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant. The provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder or group of Bondholders holding in the aggregate more than 10% in principal amount of the Bonds, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Bond on or after the respective maturities expressed in such Bond (or, in the case of redemption, on or after the redemption date).

                 SECTION 9.19. Waiver of Appraisement and Other Laws. To the full extent that it may lawfully so agree, the Company will not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law, now or hereafter in force, in order to prevent or hinder the enforcement of this Restated Indenture or the absolute sale of the Trust Estate, or any part thereof, or the possession thereof by any purchaser at any sale under this Article. The Company, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the property in the Trust Estate marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Restated Indenture may order the sale of the Trust Estate as an entirety.

                 If any law referred to in this Section and now in force, of which the Company or its successor or successors might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the application of this Section.

                 SECTION 9.20. Suits To Protect the Trust Estate. The Trustee shall have power to institute and to maintain such proceedings as it may deem expedient to prevent any impairment of the Trust Estate by any acts which may be unlawful or in violation of this Restated Indenture and to protect its interests and the interests of the Bondholders in the Trust Estate and in the rents, issues, profits, revenues and other income arising therefrom, including power to institute and maintain proceedings to restrain the enforcement of or compliance with any governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Bondholders or the Trustee.

                 SECTION 9.21. Remedies Subject to Applicable Law. All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Restated Indenture invalid, unenforceable or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

                                  ARTICLE TEN

                                  The Trustee

                 SECTION 10.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default:

                          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Restated Indenture, and no implied covenants or obligations shall be read into this Restated Indenture against the Trustee; and

                          (ii) in the absence of gross negligence or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Restated Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Restated Indenture.

                 (b) No provision of this Restated Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                          (i) this Subsection (b) shall not be construed to limit the effect of Subsection (a);

                          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in the absence of gross negligence or willful misconduct in accordance with the direction of the holders of 66-2/3% in principal amount of the Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Restated Indenture; and

                          (iv) no provision of this Restated Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (c) Whether or not therein expressly so provided, every provision of this Restated Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                 SECTION 10.02. Notice of Events of Defaults. Within 10 days after a Responsible Officer of the Trustee shall have actual knowledge of any Event of Default hereunder, the Trustee shall transmit by mail to all Bondholders at the addresses furnished as provided in Section 1.03, notice of such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                 SECTION 10.03.  Certain Rights of Trustee.   Except as
otherwise provided in Section 10.01:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Restated Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on its part, rely upon an Officers' Certificate;

                 (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection to the extent of any action taken, suffered or omitted by the Trustee hereunder in reliance thereon in the absence of gross negligence or willful misconduct on its part;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Restated Indenture at the request or direction of any of the Bondholders pursuant to this Restated Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) in the performance of its responsibilities hereunder, the Trustee shall not be bound to make any investigation into the facts or matters stated in any applicable resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and, in the absence of gross negligence or willful misconduct in the selection thereof, the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder; and

                 (h) the Trustee shall not be personally liable, in case of entry by it upon the Trust Estate, for debts contracted or liabilities or damages incurred in the management or operation of the Trust Estate.

                 SECTION 10.04. Not Responsible for Recitals or Issuance of Bonds or Application of Proceeds. The recitals contained herein and in the Bonds, except the certificate of authentication on the Bonds, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder, or as to the validity or sufficiency of this Restated Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Company of Bonds or the proceeds thereof or of any money paid to the Company or upon Company Order under any provision hereof.

                 SECTION 10.05. May Hold Bonds. The Trustee or any agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with the Company with the same rights it would have if it were not Trustee or such other agent.

                 SECTION 10.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall, at Company Order, invest any money held by it hereunder in obligations of the United States of America or in other obligations carrying the highest short-term rating from both Standard and Poor's Corporation and Moody's Investors Service, Inc., in all cases maturing in not more than one year from date of purchase. The Trustee may sell or liquidate any of the foregoing investments without regard to maturity date whenever the Trustee in its sole discretion deems it necessary to make any payment required by this Restated Indenture, and the Trustee shall not be liable to any Person for any loss suffered because of any such investment, sale or liquidation other than by reason of its gross negligence or willful misconduct.

                 SECTION 10.07. Compensation and Reimbursement. The Company agrees:

                 (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Restated Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's gross negligence or wilful misconduct; and

                 (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or wilful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                 As security for the performance of the obligations of the Company under this Section the Trustee shall be secured under this Restated Indenture by a lien prior to the Bonds, and for the payment of such compensation, expenses, reimbursements and indemnity the Trustee shall have the right to use and apply any Trust Moneys held by it under Article Seven. The obligations of the Company to the Trustee under this Section 10.07 shall survive the satisfaction and discharge of this Restated Indenture.

                 SECTION 10.08.  Corporate Trustee Required; Eligibility.
There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                 SECTION 10.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 10.10.

                 (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (c) The Trustee may be removed at any time by the holders of a majority in principal amount of the Bonds delivered to the Trustee and to the Company.

                 (d)      If at any time:

                          (i)     the Trustee shall cease to be eligible under
                 Section 10.08 and shall fail to resign after written request therefor by the Company or by any such Bondholder, or

                          (ii)           the Trustee shall become incapable
                 of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company by a Board Resolution may remove the Trustee or, subject to Section 9.18, any Bondholder who has been a bona fide Bondholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. In case all or substantially all of the Trust Estate shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may similarly appoint a successor to fill such vacancy until a new Trustee shall be appointed by the Bondholders as provided below. If, within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by the holders of a majority in principal amount of the Bonds, and written notice thereof is delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Company or the Bondholders and accepted appointment in the manner hereinafter provided, subject to Section 9.18, any Bondholder who has been a bona fide Bondholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Bondholders at the addresses furnished as provided in Section 1.03. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

                 SECTION 10.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the estates, properties, rights, powers, trusts and duties of the retiring Trustee. On request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument conveying and transferring to such successor Trustee upon the trusts herein expressed all the estates, properties, rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 10.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such estates, properties, rights, powers and trusts.

                 No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                 SECTION 10.11. Merger. Conversion. Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder so long as such corporation shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

                 SECTION 10.12. Cotrustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located or if the Trustee deems it necessary or appropriate in the conduct of its trust business, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the holders of at least 50% in principal amount of the Bonds, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as cotrustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

                 Should any written instrument from the Company be required by any cotrustee or separate trustee so appointed for more fully confirming to such cotrustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                 Every cotrustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                 (a) The Bonds shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee.

                 (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such cotrustee or separate trustee jointly, as shall be provided in the instrument appointing such cotrustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act or shall have a conflict of interest, in which event such rights, powers, duties and obligations shall be exercised and performed by such cotrustee or separate trustee.

                 (c) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company evidenced by a Board Resolution, may accept the resignation of or remove any cotrustee or separate trustee appointed under this Section, and, in case an Event of Default exists, the Trustee shall have power to accept the resignation of, or remove, any such cotrustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any cotrustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                 (d) No cotrustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

                 (e) Any instrument executed by Bondholders and delivered to the Trustee shall be deemed to have been delivered to each such cotrustee and separate trustee.

                 SECTION 10.13. Reports to Bondholders. The Trustee will provide to the Bondholders copies of Officers' Certificates and Opinions of Counsel received from the Company pursuant to this Restated Indenture as soon as practicable after receipt of such documents. The Trustee will provide to any Bondholder copies of all other reports of the Company upon request of such Bondholder.

                 SECTION 10.14 Limitations on Actions of Trustee. Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivision thereof other than the State of Delaware becoming payable by the Trustee in its individual capacity; or (iii) subject the Trustee in its individual capacity to personal jurisdiction in any jurisdiction other than the State of

Delaware for causes of action unrelated to the consummation of the transactions contemplated hereby.

                                 ARTICLE ELEVEN

                       Consolidation. Merger. Conveyance.
                               Transfer or Lease

                 SECTION 11.01. Consolidation. Merger. Conveyance or Transfer Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer the Trust Estate substantially as an entirety to any Person, unless:

                 (a) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security hereof and the rights and powers of the Trustee and the Bondholders hereunder;

                 (b) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires the Trust Estate substantially as an entirety by conveyance or transfer shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and shall execute and deliver to the Trustee an indenture supplemental hereto in form recordable and satisfactory to the Trustee, meeting the requirements of Section 11.02 and containing:

                          (i) an assumption by such successor corporation of the due and punctual payment of the principal of (and premium, if any) and interest on all the Bonds and, subject to
                 Section 11.02(b), the performance and observance of every covenant and condition of this Restated Indenture to be performed or observed by the Company, and

                          (ii) a grant, conveyance, transfer and mortgage complying with Section 11.02;

                 (c) immediately after giving effect to such transaction, no Event of Default shall exist; and

                 (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                 SECTION 11.02. Successor Corporation Substituted. Upon any consolidation or merger or any conveyance or transfer of the Trust Estate substantially as an entirety in accordance with Section 11.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Restated Indenture with the same effect as if such successor corporation had been named as the Company herein, subject to the following limitations:

                 (a)      If the supplemental indenture required by Section
         11.01 shall contain a grant, conveyance, transfer and mortgage in terms sufficient to include and subject to the lien of this Restated Indenture all property, rights, privileges and franchises then owned and which may be thereafter acquired by such successor corporation (other than Excepted Property and subject only to Permitted Encumbrances), then such successor corporation may cause to be executed, in its own name or in the name of the Company prior to such succession, and delivered to the Trustee for authentication, any Bonds issuable hereunder. Upon request of such successor corporation, and subject to all the terms of this Restated Indenture, the Trustee shall authenticate and deliver any Bonds which shall have been previously executed and delivered by the company to the Trustee for authentication, and any Bonds which such successor corporation shall thereafter, in accordance with this Restated Indenture, cause to be executed and delivered to the Trustee for such purpose. Such changes in phraseology and form (but not in substance) may be made in such Bonds as may be appropriate in view of such consolidation, merger, conveyance or transfer.

                 (b) If said supplemental indenture shall not contain the grant, conveyance, transfer and mortgage described in Subsection (a), then such successor corporation shall not be entitled to procure the authentication and delivery of Bonds under Article Four or Five, and this Restated Indenture shall not, by virtue of such consolidation, merger, conveyance, or transfer, or by virtue of such supplemental indenture, or by virtue of the Granting Clauses, become a lien upon, and the term Trust Estate shall not be deemed to include, any of the property, rights, privileges and franchises of such successor corporation owned by it at the time of such consolidation, merger, conveyance or transfer (unless such successor corporation, in its discretion, shall subject the same to the lien hereof), but this Restated Indenture shall become and be a lien, subject only to Permitted Encumbrances, only upon the following property, rights, privileges and franchises acquired by such successor corporation after the date of such consolidation, merger, conveyance or transfer:

                          (i) all betterments, extensions, improvements, additions, repairs, renewals, replacements, substitutions and alterations to, upon, for and of the property, rights, privileges and franchises subject to the lien hereof, and all property constituting appurtenances of the Trust Estate;

                          (ii) all property made the basis of the withdrawal of cash from the Trustee or the release of property from the lien of this Restated Indenture;

                          (iii) all property acquired or constructed with the proceeds of any insurance on any part of the Trust Estate or with the proceeds of any part of the Trust Estate released from the lien of this Restated Indenture or disposed of free from any such lien or taken by eminent domain;

                          (iv)    all property acquired pursuant to Section
                 13.07 to maintain and preserve and keep the Trust Estate in good condition, repair and working order and all property acquired or constructed with the proceeds of insurance on the Trust Estate not required to be paid to the Trustee under
                 Section 13.08; and

                          (v)     all property, leases, contracts,
                 rights-of-way, franchises, licenses, permits or easements acquired by the Company in alteration, substitution, surrender or modification of any property, leases, contracts, rights-of-way, franchises, licenses, permits or easements disposed of, altered or modified pursuant to Section 6.01.

Such supplemental indenture shall also contain a grant, conveyance, transfer and mortgage subjecting the property referred to in this Subsection to the lien of this Restated Indenture.

                 (c) No such conveyance or transfer of the Trust Estate substantially as an entirety shall have the effect of releasing the Person named as "the Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor on and maker of any of the Bonds, unless such conveyance or transfer is followed by the complete liquidation of such Person or successor corporation and substantially all its assets immediately following such conveyance or transfer are the securities of such successor corporation received in such conveyance or transfer.

                 SECTION 11.03. Limitation on Lease of Trust Estate as Entirety. The Company shall not lease the Trust Estate substantially as an entirety to any Person.

                                 ARTICLE TWELVE

                      Supplemental Indentures and Waivers

                 SECTION 12.01. Supplemental Indentures Without Consent of Bondholders. Without the consent of the Bondholders, the Company and the Trustee may, from time to time enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (a) to correct or amplify the description of any property at any time subject to the lien of this Restated Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Restated Indenture, or to subject to the lien of this Restated Indenture additional property;

                 (b) to add to the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Bonds or of any series of Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                 (c) to modify or eliminate any of the terms of this Restated Indenture; provided, however, that:

                          (i) such supplemental indenture shall expressly provide that any such modifications or eliminations shall become effective only when there is no outstanding Bond of any series created prior to the execution of such supplemental indenture, and

                          (ii) the Trustee may, in its discretion, decline to enter into any such supplemental indenture which, in its opinion, may not afford adequate protection to the Trustee when the same becomes operative;

                 (d) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Bonds;

                 (e) to add to the covenants of the Company for the benefit of the holders of all or any series of Bonds or to surrender any right or power herein conferred upon the Company; or

                 (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions, with respect to matters or questions arising under this Restated Indenture, which shall not be inconsistent with the provisions of this Restated Indenture, so long as such action shall not adversely affect the interests of the Bondholders.

                 SECTION 12.02. Supplemental Indentures with Consent of Bondholders. With the consent of the holders of not less than 66-2/3% in principal amount of all Bonds affected by such supplemental indenture, by written consent of such holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Restated Indenture or of modifying in any manner the rights of the Bondholders under this Restated Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holder of each outstanding Bond affected thereby:

                 (a) change the maturity of the principal of, or any installment of interest on, any Bond, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the redemption date);

                 (b) reduce the percentage in principal amount of the Bonds, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver provided for in this Restated Indenture of compliance with certain provisions of this Restated Indenture or certain defaults hereunder and their consequences;

                 (c)      modify any of the provisions of this Section or
         Section 9.17, except to increase any percentage provided thereby or to provide that certain other provisions of this Restated Indenture cannot be modified or waived without the consent of the holder of each Bond affected thereby;

                 (d) modify, in the case of Bonds of any series convertible into other securities, any of the provisions of this Restated Indenture in such manner as to affect the conversion rights of the holders of such Bonds;

                 (e) except as expressly permitted herein, permit the creation of any lien ranking prior to or on a parity with the lien of this Restated Indenture with respect to any of the Trust Estate or terminate the lien of this Restated Indenture on any property at any time subject hereto or deprive any Bondholder of the security afforded by the lien of this Restated Indenture; or

                 (f) modify, in the case of Bonds of any series for which a mandatory sinking fund is provided, any of the provisions of this Restated Indenture in such manner as to affect the rights of the holders of such Bonds to the benefits of such sinking fund.

                 (g) In lieu of any supplemental indenture permitted by this Section 12.02, except where otherwise specified herein, the provisions of this Restated Indenture which may be modified by such a supplemental indenture may be waived by the consent of the holders of not less than 66 2/3% in principal amount of all Bonds affected by such waiver.

                 The Trustee may in its discretion determine whether or not any Bonds would be affected by any supplemental indenture and any such determination shall be conclusive as to each Bondholder, whether such Bond be theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

                 Any written consent of Bondholders under this Section need not approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.


                 SECTION 12.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Restated Indenture, the Trustee shall be entitled to receive, and, subject to Section 10.01, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Restated Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Restated Indenture or otherwise.

                 SECTION 12.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Restated Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Restated Indenture for all purposes, and every holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                 SECTION 12.05. Reference in Bonds to Supplemental Indentures. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Bonds then outstanding.

                                ARTICLE THIRTEEN

                                   Covenants

                 SECTION 13.01. Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Bonds in accordance with the terms of the Bonds and this Restated Indenture.

                 If the specified date for any such payment shall be a Saturday, Sunday or legal holiday or the equivalent for banking institutions generally (other than a moratorium) at any place of payment where payment thereof is to be made, then such payment may be made at such place of payment on the next succeeding Business Day which is not one of the foregoing days without additional interest and with the same force and effect as if made on the specified date for such payment.

                 SECTION 13.02. Maintenance of Office or Agency. The Company will maintain an office or agency in Charleston, West Virginia and/or Wilmington, Delaware, where Bonds may be presented or surrendered for payment and where Bonds entitled to be registered, transferred, exchanged or converted may be presented or surrendered for registration, transfer, exchange or conversion and where notices and demands to or upon the Company in respect of the Bonds and this Restated Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such offices or agencies. If at any time the Company shall fail to maintain such offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

                 SECTION 13.03. Money for Bond Payments To Be Held in Trust; Repayment of Unclaimed Money. The Company will, on or before each due date of the principal of (and premium, if any) or interest on any of the Bonds, segregate and hold in trust for the benefit of the holders of such Bonds a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such holders or otherwise disposed of as herein provided, and the Company will promptly notify the Trustee of its action or failure so to act.

                 Moneys so segregated or deposited and held in trust shall not be a part of the Trust Estate and shall not be deemed Trust Moneys but shall constitute a separate trust fund for the benefit of the Persons entitled to such principal, premium or interest. The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Restated Indenture or for any other purpose, pay to the Trustee all money held in trust by the Company, such money to be held by the Trustee upon the same trusts as those upon which such money was held by the Company. Upon such payment by the Company, the Company shall be discharged from such trust.

                 SECTION 13.04. Warranty of Title. At the time of the execution and delivery of this instrument, the Company has good and marketable title to the real property specifically described in the Granting Clauses, subject to no mortgage, lien, charge or encumbrance except as stated therein or in the Subject Clause to the Granting Clauses and except for Permitted Encumbrances, and has full power and lawful authority to grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm said real property and interests in real property in the manner and form aforesaid.

                 The Company lawfully owns and is possessed of the personal property specifically described in the Granting Clauses, subject to no mortgage, lien, charge or encumbrance except as stated therein or in the Subject Clause to the Granting Clauses and except for Permitted Encumbrances, and has full power and lawful authority to mortgage, assign, transfer, deliver and pledge said personal property in the manner and form aforesaid.

                 The Company hereby does and will forever warrant and defend the title to the property specifically described in the Granting Clauses against the claims and demands of all persons whomsoever, except for Permitted Encumbrances.

                 SECTION 13.05. After-Acquired Property; Further Assurances; Recording. All property of every kind, other than Excepted Property, acquired by the Company after the date hereof, shall, immediately upon the acquisition thereof by the Company, and without any further mortgage, conveyance or assignment, become subject to the lien of this Restated Indenture, except as permitted by Section 11.02. The Company will do, execute, acknowledge and deliver all and every such further acts, conveyances, mortgages, financing statements and assurances as the Trustee shall require for accomplishing the purposes of this Restated Indenture.

                 The Company will cause this instrument and all supplemental indentures, Property Certificates and other instruments of further assurance, including all financing statements and continuation statements covering security interests in personal property and all mortgages securing purchase money obligations delivered to the Trustee to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and will execute and file such financing statements and cause to be issued and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve and protect the rights of the

Bondholders and the Trustee hereunder to all property comprising the Trust Estate. Within 120 days after the execution and delivery of this instrument and promptly after the execution and delivery of each supplemental indenture, Property Certificate or other instrument of further assurance, the Company will furnish to the Trustee an Opinion of Counsel stating that, in the opinion of such Counsel, this instrument and all such supplemental indentures, Property Certificates and other instruments of further assurance have been properly recorded, registered and filed, or have been received for record, filing or registration, to the extent necessary to make effective the lien intended to be created by this Restated Indenture, reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Bondholders and the Trustee hereunder, or stating that, in the opinion of such counsel, no such action is necessary to make such lien effective.

                 Notwithstanding any provision hereof to the contrary, the Company shall not be required to execute and deliver supplemental indentures or Property Certificates specifically subjecting property acquired after the date hereof to the lien of this Restated Indenture more frequently than annually, except that the Company shall file a supplemental indenture or Property Certificate whenever the aggregate cost of all such property acquired after the later of the date hereof or the date of the most recent supplemental indenture or Property Certificate so executed and delivered exceeds $20,000,000.

                 SECTION 13.06. Limitations on Liens; Payment of Taxes. The Company will not create or incur or suffer or permit to be created or incurred or to exist any mortgage, lien, charge or encumbrance on or pledge of any of the Trust Estate prior to or upon a parity with the lien of this Restated Indenture except Permitted Encumbrances and except that:

                 (a) the Company may create, incur or suffer to exist purchase money mortgages or other purchase money liens upon any real property purchased by the Company or acquire real property subject to mortgages and liens existing thereon at the date of acquisition, or acquire or agree to acquire and own personal property subject to or upon chattel mortgages, security agreements, conditional sales agreements or other title retention agreements, so long as:

                          (i) the principal amount of the indebtedness secured by each such mortgage, lien or agreement shall not exceed the cost or fair value to the Company at the time of the acquisition thereof by the Company, whichever is less, of the property subject thereto, as determined by the Board of Directors, and

                          (ii) each such mortgage, lien or agreement shall apply only to the property originally subject thereto and fixed improvements erected on such property or affixed to such personal property or equipment used in connection with such real or personal property.

                 (b) The Company may modify, extend, renew or replace any mortgage, lien or agreement permitted by Subsection (a) upon the same property theretofore subject thereto, or modify, replace, renew or extend the indebtedness secured thereby, so long as the principal amount of such indebtedness so modified, replaced, extended or renewed shall not be increased.

                 The Company will pay or cause to be paid as they become due and payable all taxes, assessments and other governmental charges lawfully levied or assessed or imposed upon the Trust Estate or any part thereof or upon any income therefrom, and also (to the extent that such payment will not be contrary to any applicable laws) all taxes, assessments and other governmental charges lawfully levied, assessed or imposed upon the lien or interest of the Trustee or of the Bondholders in the Trust Estate, so that (to the extent aforesaid) the lien of this Restated Indenture shall at all times be wholly preserved at the cost of the Company and without expense to the Trustee or the Bondholders; provided, however, that the Company shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment or governmental charge to the extent that the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and the Company shall have established and shall maintain adequate reserves on its books for the payment of the same.

                 SECTION 13.07. Maintenance of Properties. The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Bondholders.

                 SECTION 13.08. Insurance. The Company will at all times keep all its property of an insurable nature and of the character usually insured by companies operating similar properties, insured in amounts customarily carried, and against loss or damage from such causes as are customarily insured against, by similar companies.

                 All such insurance shall be effected with responsible insurance carriers. All policies or other contracts for such insurance upon any part of the Trust Estate shall provide that the proceeds of such insurance (except in the case of any particular casualty resulting in damage or destruction not exceeding $20,000,000 in the aggregate) shall be payable to the Trustee as its interest may appear (by means of a standard mortgagee clause or other similar clause acceptable to the Trustee, without contribution). Each policy or other contract for such insurance, or such mortgagee clause, shall contain an agreement by the insurer that, notwithstanding any right of cancellation reserved to such insurer, such policy or contract shall continue in force for the benefit of the Trustee for at least 10 days after written notice to the Trustee of cancellation.

                 All proceeds of insurance received by the Trustee shall be held and paid over or applied by the Trustee as provided in Article Seven.

                 All proceeds of any insurance on any part of the Trust Estate not payable to the Trustee shall be applied by the Company to the repair, rebuilding or replacement of the property destroyed or damaged or shall be deposited with the Trustee to be held and paid over or applied by it as provided in Article Seven.

                 SECTION 13.09. Corporate Existence. Subject to Article Eleven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises, except that the Company shall not be required to preserve any right or franchise if (a) the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and (b) the loss thereof is not disadvantageous in any material respect to the Bondholders.

                 SECTION 13.10. Books and Records. The Company will keep proper books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the Bonds and the properties, business and affairs of the Company in accordance with the Accounting Requirements. The Company will furnish to the Trustee any and all information as the Trustee may reasonably request, with respect to the performance by the Company of its covenants in this Restated Indenture.

                 SECTION 13.11. Use of Trust Moneys and Advances by Trustee. If the Company shall fail to perform any of its covenants in this Restated Indenture, the Trustee may, at any time and from time to time, use and apply any Trust Moneys held by it under Article Seven, or make advances, to effect performance of any such covenant on behalf of the Company. All moneys so used or advanced by the Trustee, together with interest at an agreed rate, shall be repaid by the Company upon demand and such advances shall be secured under this Restated Indenture prior to the Bonds. The Trustee shall have the right to use and apply any Trust Moneys at any time held by it under Article Seven for the repayment of all such advances but no such use of Trust Moneys or advance shall relieve the Company from any default hereunder.

                 SECTION 13.12. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that:

                 (a) a review of the activities of the Company during such year and of performance under this Restated Indenture has been made under his supervision, and

                 (b) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Restated Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

                 Within 120 days after the end of each calendar year, the Company will furnish to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, recording, reregistering and refiling of this Restated Indenture and of all supplemental indentures, financing statements, continuation statements and other instruments of further assurance as is necessary to maintain the lien of this Restated Indenture (including the lien on any property acquired by the Company after the execution and delivery of this Restated Indenture and owned by the Company at the end of the preceding calendar year) and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Bondholders and the Trustee hereunder or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien.

                 Promptly after any officer of the Company may reasonably be deemed to have knowledge of a default hereunder, the Company will deliver to the Trustee a written notice specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto.

                 SECTION 13.13. Waiver of Provisions. Covenants and Conditions. The Company may in any particular instance omit to comply with any provision, covenant or condition set forth herein, except Section 13.01, if before or after the time for such compliance the holders of at least 66-2/3% in principal amount of all Bonds shall, by act of such Bondholders, either waive such compliance in such instance or generally waive compliance with such provision, covenant or condition, but no such waiver shall extend to or affect such provision, covenant or condition except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                ARTICLE FOURTEEN

                              Redemption of Bonds

                 SECTION 14.01. General Applicability of Article. Bonds which are redeemable before their maturity shall be redeemable in accordance with their terms and (except as otherwise provided with respect to the Bonds of any particular series by the provisions of this Restated Indenture creating such series) in accordance with this Article.

                 SECTION 14.02. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Bonds shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Bonds of any series, the Company shall, at least 20 days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount of Bonds of such series to be redeemed.

                 SECTION 14.03. Deposit of Redemption Price. Prior to any redemption date, the Company shall segregate and hold in trust as provided in
Section 13.03 an amount of money sufficient to pay the redemption price of all the Bonds which are to be redeemed on that date. Such money shall be held in trust for the benefit of the Persons entitled to such redemption price and shall not be deemed to be part of the Trust Estate or Trust Moneys.

                 SECTION 14.04. Bonds Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Bonds so to be redeemed shall, on the redemption date, become due and payable at the redemption price therein specified and from and after such date (unless the Company shall default in the payment of the redemption price) such Bonds shall cease to bear interest. Upon surrender of any such Bond for redemption in accordance with such notice, such Bond shall be paid by the Company at the redemption price.

                 If any Bond called for redemption shall not be so paid upon surrender thereof for redemption or as otherwise provided under Section 14.05 in lieu of surrender, the principal (and premium, if any) shall until paid, bear interest from the redemption date at the rate prescribed therefor in the Bond.

                 SECTION 14.05. Bonds Redeemed in Part. If less than all the Bonds of any series are to be redeemed, each Bond of such series shall be redeemed in part on a pro rata basis. Any Bond which is to be redeemed only in part shall be surrendered at the appropriate office or agency of the Company (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the holder of such Bond, without service charge, a new Bond or Bonds of the same series of any authorized denomination or denominations as requested by such holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered.

                 In lieu of surrender under the preceding paragraph, payment of the redemption price of a portion of the principal of any Bond may be made directly to the holder thereof without surrender thereof, if there shall have been filed with the Trustee either (i) a written agreement between the Company and such holder that payment shall be so made and that such holder will not sell, transfer or otherwise dispose of such Bond unless prior to delivery thereof such holder shall present such Bond to the Trustee for notation thereon of the portion of the principal thereof redeemed or shall surrender such Bond in exchange for a new Bond or Bonds for the unredeemed balance of the principal of the surrendered Bond or (ii) a certificate of the Company that such an agreement has been entered into and remains in force.

                                ARTICLE FIFTEEN

                               Pledged Contracts

                 SECTION 15.01. Performance of Pledged Contracts; No Assumption by Trustees; Notice of Claimed Defaults. No assignment, pledge or mortgage hereunder of any Pledged Contract by or on behalf of the Company shall:

                 (a) relieve the Company of its obligations and liabilities under such Pledged Contract, all of which shall continue to be the obligations and liabilities of the Company, or

                 (b) impose any obligations or liabilities upon the Trustee with respect to the performance or nonperformance of such Pledged Contract, all of which obligations and liabilities shall continue to be those of the Company.

                 SECTION 15.02.  Rights as to Pledged Contracts.

                 (a) Unless an Event of Default shall exist, the Company shall be entitled, to the extent permitted by law, to collect and retain all sums due under all Pledged Contracts subject to the lien hereof and to require and enforce the performance of any and all such Pledged Contracts, without further consent of or action by the Trustee. The Trustee shall, if the Company shall so request, deliver to the Company suitable orders in favor of the Company or its nominee or nominees for the payment of all sums, and the performance of all acts and things under such Pledged Contracts. Such orders shall be expressed to be revocable by the Trustee by written notice by the Trustee to the parties affected thereby whenever an Event of Default shall have occurred and be continuing.

                 (b)      Promptly upon the occurrence of an Event of Default:

                          (i) the Company shall deliver to the Trustee a schedule of the Pledged Contracts and an executed original of each such Pledged Contract, together with an Officers' Certificate stating that such schedule lists all Pledged Contracts and that each Pledged Contract so furnished is an executed original thereof,

                          (ii) upon receipt of the items required to be delivered pursuant to clause (i), the Trustee shall give written notice of the occurrence of such Event of Default, describing the effect of clause (iii), to all parties (other than the Company) to all Pledged Contracts at the time subject to the lien hereof, and

                          (iii) the Trustee, or any receiver or trustee in bankruptcy or other Person who shall rightfully be in possession of the Trust Estate, shall collect and retain, as part of the Trust Estate, all sums due under, and require and enforce the performance of, any and all such Pledged Contracts, all for the benefit and further security of the Bonds;

provided, however, that, if such Event of Default shall be cured or waived and shall no longer exist, the Trustee, or any receiver or trustee in bankruptcy or other Person who shall rightfully be in possession of the Trust Estate, shall so notify all parties who received notice pursuant to the provisions of clause
(ii) and the Trustee shall discontinue the collection of any sums due under such Pledged Contracts. All sums theretofore collected pursuant to clause (iii) shall be applied as provided in Subsections (a) and (c) of Section 9.07.

                 SECTION 15.03. Amendment. etc. of Pledged Contracts. (a) Whether or not an Event of Default shall exist, the Company shall have the right to amend, modify, supplement, surrender, cancel, terminate or replace any Pledged Contract at the time subject to the lien hereof.

                 (b) Whenever the Company shall no longer be in possession of the Trust Estate, the rights of the Company under Subsection (a) may, upon the conditions therein stated, be exercised by the Trustee or (with the prior written approval and consent of the Trustee) by a receiver or trustee in bankruptcy or other Person rightfully in possession of the Trust Estate.

                 SECTION 15.04. Third Parties Protected. Any party to any Pledged Contract may, until such party shall have received written notice to the contrary, conclusively assume that the Company is in possession of the Trust Estate is entitled to perform and accept performance of any Pledged Contract and to receive all sums due thereunder, and is entitled to amend, modify, supplement, surrender, cancel, terminate or replace any such Pledged Contract.

                 SECTION 15.05. Maintenance of Records Pertaining to Pledged Contracts; Company's Chief Place of Business. The Company covenants that it will at all times keep accurate and complete records with respect to the Pledged Contracts, including (but not limited to) a record of all payments and proceeds received therefrom, and agrees that the Trustee or its representatives shall have the right at any time and from time to time to call at the Company's place or places of business where the Pledged Contracts may be held or located or its records pertaining thereto may be kept and to examine or cause to be examined such records and the Pledged Contracts and to make extracts therefrom or copies thereof. The Company hereby covenants that the Pledged Contracts and its records pertaining thereto will be kept at 1700 MacCorkle Avenue SE, Charleston, West Virginia, or at such other place within the United States of America as the Company shall have specified in a written notice delivered to the Trustee. The Company agrees to notify the Trustee promptly following any change made in the place or location of the Pledged Contracts or its records pertaining thereto.

                 This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Restated Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                               COLUMBIA GAS TRANSMISSION
                                               CORPORATION,

 /s/ T. K. Morris                              by:  /s/ M. P. O'Flynn
------------------------------                    -----------------------------
Witness:   T. K. Morris                           Mark P. O'Flynn - Senior Vice
                                                  President and Chief Financial
                                                  Officer

 /s/ T. C. Woodyard
------------------------------
Witness:   T. C. Woodyard


Attest:

 /s/ K. D. Tawney
------------------------------
Kenneth E. Tawney
Assistant General Counsel
and Assistant Secretary

[Corporate Seal]



                                               WILMINGTON TRUST COMPANY,
                                               as Trustee,



 /s/ T. P. Laskaris                            by:  /s/ J. M. Beeson
------------------------------                    ------------------------------
Witness:  Thomas P. Laskaris                      Vice President  John M. Beeson


 /s/ J. B. Feil
------------------------------
Witness: Joseph B. Feil


Attest:

 /s/ T. C. Tavani
---------------------------------------------
Financial Services Officer Terri C. Tavani

[Corporate Seal]

STATE OF WEST VIRGINIA,
                           :
COUNTY OF KANAWHA,


         On the 20th day of November, 1995, before me personally came M. P. O'Flynn, to me known, who, being by me duly sworn, did depose and say that he resides at 104 McDavid Lane, Charleston, West Virginia, that he is Senior Vice President and Chief Financial Officer of Columbia Gas Transmission Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of authority of the Board of Directors of said corporation.

         My commission expires: August 23, 2005
                                ------------------------------------------------



                                                    /s/ M. T. Turnes
                                                    ----------------------------
                                                    Notary Public


[Notarial Seal]

NEW YORK


STATE OF DELAWARE
COUNTY OF NEW CASTLE


         On the 17th day of November, 1995, before me personally came John M. Beeson, Jr., to me known, who, being by me duly sworn, did depose and say that he resides at 200 North Road in Wilmington, Delaware, that he is a Vice President of Wilmington Trust Company, the corporation described in and which executed the foregoing insstrument, and that he signed his name thereto by order or authority of the Board of Directors of said corporation.

                                        MARY T. ALLIN
                                        NOTARY PUBLIC

        My commission expires: My Commission expires August 16, 1997.
                               --------------------------------------


                                /s/ M T. Allin
                                --------------------
                                NOTARY PUBLIC

                                                                       EXHIBIT A
                            [Form of Series A Bond]

                     COLUMBIA GAS TRANSMISSION CORPORATION

                              First Mortgage Bond

                                    Series A

                 COLUMBIA GAS TRANSMISSION CORPORATION, a Delaware corporation (the "Company", which term includes any successor corporation under the Restated Indenture, as hereinafter defined), for value received, hereby promises to pay to THE COLUMBIA GAS SYSTEM, INC. (the "Bondholder"), on each anniversary of the date hereof the amount duly endorsed upon the grid schedule annexed hereto as Schedule 1 as the unpaid principal balance hereof at such time and to pay interest on the unpaid portion of such amount from the date hereof, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate and at the times specified in the Restated Indenture until the principal hereof is paid or duly provided for.

                 This Bond is one of a duly authorized issue of the Company designated as its "First Mortgage Bonds" (the "Bonds"), issued and to be issued in one or more series under, and all equally and ratably secured by, an Amended and Restated Indenture of Mortgage and Deed of Trust, dated November 28, 1995 (the "Restated Indenture"), between the Company and Wilmington Trust Company, as Trustee, to which reference is hereby made for a description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Bondholders, the Trustee and the Company and the terms upon which the Bonds are, and are to be, authenticated and delivered. All capitalized terms used but not defined herein shall have the meanings specified in the Restated Indenture.

                 Interest on this Bond will be payable on the first Business Day of each calendar month (an "Interest Payment Date").

                 The principal of (and premium, if any) and interest on this Bond shall be payable at the office or agency of the Bondholder in Wilmington, Delaware. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                 As provided in the Restated Indenture, the Bonds are issuable in series which may vary as provided or permitted in the Restated Indenture. This Bond is one of the Series A Bonds.

                 The Restated Indenture provides that Bonds of this series may be prepaid at any time, in whole or in part, at the election of the Company, as provided in Section 4.02 of the Restated Indenture. The amount of any such prepayment shall be endorsed upon the grid schedule annexed hereto as Schedule 1.

                 If an Event of Default shall occur, the principal of, premium, if any, and interest on the Bonds may become or be declared due and payable in the manner and with the effect provided in the Restated Indenture. Any installment of principal or interest on this Bond that is not paid when due shall bear interest at the rate borne by this Bond plus 2% per annum.

                 The Restated Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Bondholders at any time by the Company with the consent of the holders of 66-2/3% in aggregate principal amount of the Bonds of all series affected by such modification. The Restated Indenture also contains provisions permitting the holders of specified percentages in principal amount of Bonds, on behalf of all Bondholders, to waive compliance by the Company with the provisions of the Restated Indenture and certain past defaults under the Restated Indenture and their consequences. Any such consent or waiver by the holder of this Bond shall be conclusive and binding upon such holder and upon all future holders of this Bond and of any Bond issued upon the transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

                 No reference herein to the Restated Indenture and no provision of this Bond or of the Restated Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Bond at the times, places and rates, and in the coin or currency, herein prescribed.

                 Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Restated Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

                                                       COLUMBIA GAS TRANSMISSION
                                                       CORPORATION,


                                                       by:
                                                          ----------------------
Attest:

---------------------------------
[Corporate Seal]


               [Form of Trustee's Certificate of Authentication]


                 This Bond is one of the First Mortgage Bonds, Series A, referred to in the within-mentioned Restated Indenture.


                                                       WILMINGTON TRUST COMPANY,
                                                       as Trustee,

                                                       by:
                                                          ----------------------
                                                            Authorized Officer

                        LOANS AND PAYMENTS OF PRINCIPAL



                               Amount of
                              Increase or
                              Decrease of      Unpaid        Holder's
                Amount of      Principal      Principal      Notation
Date              Loan          Amount         Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                       64

                            [Form of Series G Bond]

                     COLUMBIA GAS TRANSMISSION CORPORATION

                                       %

                                    First Mortgage Bond

                                    Series G


$. . . . . . . . .                                                   No. . . . .


                 COLUMBIA GAS TRANSMISSION CORPORATION, a Delaware corporation (the "Company", which term includes any successor corporation under the Restated Indenture, as hereinafter defined), for value received, hereby promises to pay to THE COLUMBIA GAS SYSTEM, INC. (the "Bondholder"), on November 28, 2000, the sum of $______________ (or so much thereof as shall not have been paid upon prior redemption) and to pay interest thereon from the date hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate and at the times specified in the Restated Indenture until the principal hereof is paid or duly provided for.

                 This Bond is one of a duly authorized issue of Bonds of the Company designated as its "First Mortgage Bonds" (the "Bonds"), issued and to be issued in one or more series under, and all equally and ratably secured by, an Amended and Restated Indenture of Mortgage and Deed of Trust, dated November 28, 1995 (the "Restated Indenture"), between the Company and Wilmington Trust Company, as Trustee, to which reference is hereby made for a description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Bondholders, the Trustee and the Company and the terms upon which the Bonds are, and are to be, authenticated and delivered. All capitalized terms used but not defined herein shall have the meanings specified in the Restated Indenture.

                 Interest on this Bond will be payable on May 28 and November 28 of each year (an "Interest Payment Date").

                 The principal of (and premium, if any) and interest on this Bond shall be payable at the office or agency of the Bondholder in Wilmington, Delaware. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                 As provided in the Restated Indenture, the Bonds are issuable in series which may vary as provided or permitted in the Restated Indenture. This Bond is one of the Series G Bonds.

                 This Restated Indenture provides that Bonds of this series may be redeemed in part and that upon any partial redemption of any such Bond the same shall, except as otherwise permitted by the Restated Indenture, be surrendered in exchange for one or more new Bonds in authorized form for the unredeemed portion of principal. Bonds (or portions thereof) for whose redemption and payment provision is made in accordance with the Restated Indenture shall thereupon cease to be entitled to the lien of the Restated Indenture and shall cease to bear interest from and after the date fixed for redemption.

                 If an Event of Default shall occur, the principal of, premium, if any, and interest on the Bonds may become or be declared due and payable in the manner and with the effect provided in the Restated Indenture.

                 Any installment of principal or interest on this Bond that is not paid when due shall bear interest at the rate borne by this Debenture plus 2% per annum.

                 The Restated Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Bondholders at any time by the Company with the consent of the holders of 66-2/3% in aggregate principal amount of the Bonds of all series affected by such modification. The Restated Indenture also contains provisions permitting the holders of specified percentages in principal amount of Bonds, on behalf of all Bondholders, to waive compliance by the Company with the provisions of the Restated Indenture and certain past defaults under the Restated Indenture and their consequences. Any such consent or waiver by the holder of this Bond shall be conclusive and binding upon such holder and upon all future holders of this Bond and of any Bond issued upon the transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

                 No reference herein to the Restated Indenture and no provision of this Bond or of the Restated Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Bond at the times, places and rates, and in the coin or currency, herein prescribed.

                 Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Restated Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.


                                                       COLUMBIA GAS TRANSMISSION
                                                       CORPORATION,


                                                       by:
                                                          ----------------------



Attest:


-------------------------

[Corporate Seal]


               [Form of Trustee's Certificate of Authentication]


                 This Bond is one of the First Mortgage Bonds, Series G, referred to in the within-mentioned Restated Indenture.


                                                       WILMINGTON TRUST COMPANY,
                                                       as Trustee,

                                                       by:
                                                          ----------------------
                                                             Authorized Officer

                          Description of Real Property



                 The real estate descriptions contained in all instruments

referred to in this Schedule I are hereby incorporated herein by reference.